AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2022

REGISTRATION NOS. 333-122901

811-21719

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 1177	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 1190	[X]

INVESTMENT MANAGERS SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (414) 299-2295

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on May 1, 2022 pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on __________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on __________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Aristotle/Saul Global Equity Fund

Class I Shares

(Ticker Symbol: ARSOX)

Aristotle International Equity Fund

Class I Shares

(Ticker Symbol: ARSFX)

Aristotle Strategic Credit Fund

Class I Shares

(Ticker Symbol: ARSSX)

Aristotle Value Equity Fund

Class I Shares

(Ticker Symbol: ARSQX)

Aristotle Small Cap Equity Fund

Class I Shares

(Ticker Symbol: ARSBX)

Aristotle Core Equity Fund

Class I Shares

(Ticker Symbol: ARSLX)

PROSPECTUS

May 1, 2022

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Aristotle Funds

Each a series of Investment Managers Series Trust (the “Trust”)

Each of the funds described in this Prospectus is referred to as a “Fund” and collectively as the “Funds.”

TABLE OF CONTENTS

SUMMARY SECTION – Aristotle/Saul Global Equity Fund	1
SUMMARY SECTION – Aristotle International Equity Fund	7
SUMMARY SECTION – Aristotle Strategic Credit Fund	13
SUMMARY SECTION – Aristotle Value Equity Fund	20
SUMMARY SECTION – Aristotle Small Cap Equity Fund	25
SUMMARY SECTION – Aristotle Core Equity Fund	31
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	37
MANAGEMENT OF THE FUNDS	50
SHAREHOLDER SERVICE PLAN	57
YOUR ACCOUNT WITH THE FUNDS	58
PURCHASE OF SHARES	59
DIVIDENDS AND DISTRIBUTIONS	67
FEDERAL INCOME TAX CONSEQUENCES	67
FINANCIAL HIGHLIGHTS	69
APPENDIX A	75

This Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is May 1, 2022.

SUMMARY SECTION – Aristotle/Saul Global Equity Fund

Investment Objective

The investment objective of the Aristotle/Saul Global Equity Fund (the “Global Equity Fund” or “Fund”) is to seek to maximize long-term capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution (Rule 12b-1) fees	None
Other expenses	0.25%
Total annual fund operating expenses	0.95%
Fees waived and/or expenses reimbursed[1]	(0.15)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.80%

1	The Global Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.80% of the average daily net assets of Class I Shares of the Global Equity Fund. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Global Equity Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

One Year	Three Years	Five Years	Ten Years
$82	$288	$511	$1,153

Portfolio Turnover

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Global Equity Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Global Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Global Equity Fund primarily invests its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. The Global Equity Fund may also invest in exchange-traded funds (“ETFs”). ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

Under normal market conditions, the Global Equity Fund invests in at least three different countries, including emerging market countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Global Equity Fund’s investments in foreign securities may include investments through American, European and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). Depository receipts represent interests in foreign securities held on deposit by banks.

The strategy seeks to maximize total return, which includes both long-term capital appreciation and income via equity dividends. In selecting investments for the Global Equity Fund, Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”), the Fund’s investment advisor, employs a fundamental, bottom-up approach. The Advisor focuses first on the quality of a company’s business and then considers whether the company’s securities are available at an attractive price relative to what the Advisor believes to be their fair value. The Advisor seeks to identify high quality businesses by focusing on companies with all or most of the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; history of or prospects for paying dividends; and/or high or consistently improving market position, return on invested capital and operating margins. The Global Equity Fund may invest in companies of any market capitalizations, but typically invests in companies with a market capitalization above $2 billion at initial investment.

The Global Equity Fund generally seeks favorable performance relative to its benchmarks, the MSCI All Country World (ACWI) Index (net) and the MSCI World Index (net). However, the Advisor is not constrained by the composition of either index in selecting investments for the Global Equity Fund.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Global Equity Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

2

Equity Risk. The value of the equity securities held by the Global Equity Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Global Equity Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Global Equity Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDR. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Geographic Risk Related to Europe. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union (the “EU”), which imposes restrictions on inflation rates, deficits and debt levels. Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, recessions among European countries and acts of war in the region may have a significant adverse effect on the economies of other European countries, including those of Eastern Europe. In particular, the extent and duration of Russia’s large-scale invasion of Ukraine that began on February 24, 2022, the resulting sanctions on Russia, and the subsequent impact on global markets and trade remain unknown but could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

3

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

ETF Risk. Investing in an ETF will provide the Global Equity Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Global Equity Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Global Equity Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2021, 27.8% of the Fund’s total assets was invested in the technology sector. Companies in the technology sector can be significantly affected by intense competition, consumer preferences, problems with product compatibility and government regulation.

Liquidity Risk. The Global Equity Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Global Equity Fund’s investments. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers or securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline is the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Global Equity Fund by showing changes in the Global Equity Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of certain broad-based market indexes. Prior to May 1, 2020, the Fund’s principal investment strategy permitted investments in fixed income securities, as well as certain tactical investment strategies including short sales, investments in futures, forward contracts, distressed debt, purchase and sale of options, and pursuing merger arbitrage opportunities. Updated performance information is available at the Global Equity Fund’s website, www.aristotlefunds.com, or by calling the Fund at 1-888-661-6691. The Global Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Global Equity Fund will perform in the future.

4

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	19.67%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(23.30)%	Quarter Ended 03/31/2020

The year-to-date return for the Fund as of March 31, 2022 was (9.50)%.

Average Annual Total Returns for periods ended December 31, 2021	1 Year	5 Years	Since Inception (03/30/12)
Return Before Taxes	19.54%	13.16%	8.99%
Return After Taxes on Distributions*	18.83%	11.79%	8.12%
Return After Taxes on Distributions and Sale of Fund Shares*	12.06%	10.22%	7.13%
MSCI All Country World (ACWI) Index (net) (Reflects no deductions for fees, expenses or taxes)	18.54%	14.40%	10.88%
MSCI World Index (net) (Reflects no deductions for fees, expenses or taxes)	21.82%	15.03%	11.77%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Aristotle Capital Management, LLC

Portfolio Managers

The portfolio management team that is primarily responsible for the day-to-day management of the Global Equity Fund’s portfolio is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor, and Gregory D. Padilla, CFA, Principal and Portfolio Manager of the Advisor. Mr. Gleicher and Mr. Padilla are jointly and primarily responsible for the day-to-day management of the Global Equity Fund. Mr. Gleicher has been a portfolio manager of the Global Equity Fund since its inception on March 30, 2012, and Mr. Padilla has served as a portfolio manager of the Global Equity Fund since January 1, 2014.

5

Purchase and Sale of Fund Shares

To purchase shares of the Global Equity Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Global Equity Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Equity Fund and its related companies may pay the intermediary for the sale of Global Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

SUMMARY SECTION – Aristotle International Equity Fund

Investment Objective

The investment objective of the Aristotle International Equity Fund (the “International Equity Fund” or “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution (Rule 12b-1) fee	None
Other expenses	0.23%
Shareholder servicing fees	0.09%
All other expenses	0.14%
Total annual fund operating expenses	0.93%
Fees waived and/or expenses reimbursed[1]	(0.13)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.80%

1	The International Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The International Equity Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the International Equity Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

7

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$82	$283	$502	$1,131

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the International Equity Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in publicly traded equity securities or depository receipts of companies organized, headquartered or doing a substantial amount of business outside of the United States. Aristotle Capital Management, LLC, the International Equity Fund’s Advisor, considers a company that has at least 50% of its assets located outside the United States or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States. The International Equity Fund generally invests in securities of companies located in different regions and in at least three different countries. The International Equity Fund intends to invest no more than 20% of its total assets in companies organized, headquartered or doing a substantial amount of business in emerging market countries under normal market conditions.

The International Equity Fund’s investments in equity securities may include common stocks, preferred stocks, warrants and rights. The International Equity Fund’s investments in depository receipts may include American, European, and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The International Equity Fund may invest in companies of any market capitalization.

In pursuing the International Equity Fund’s investment objective, the Advisor employs a fundamental, bottom-up research driven approach to identify companies for investment by the Fund. The Advisor focuses on those companies that it believes have high quality businesses that are undervalued by the market relative to what the Advisor believes to be their fair value. The Advisor seeks to identify high quality companies by focusing on the following attributes: attractive business fundamentals, strong financials, experienced, motivated company management, and high and/or consistently improving market position, return on invested capital or operating margins.

Principal Risks of Investing

Risk is inherent in all investing and you could lose your money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the International Equity Fund, which may cause investors to lose money. There can be no assurance that the International Equity Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

8

Equity Risk. The value of the equity securities held by the International Equity Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the International Equity Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the International Equity Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Geographic Risk Related to Europe. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union (the “EU”), which imposes restrictions on inflation rates, deficits and debt levels. Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, recessions among European countries and acts of war in the region may have a significant adverse effect on the economies of other European countries, including those of Eastern Europe. In particular, the extent and duration of Russia’s large-scale invasion of Ukraine that began on February 24, 2022, the resulting sanctions on Russia, and the subsequent impact on global markets and trade remain unknown but could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The International Equity Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2021, 26% of the Fund’s total assets was invested in the technology sector. Companies in the technology sector can be significantly affected by intense competition, consumer preferences, problems with product compatibility and government regulation.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

9

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers or securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline is the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the International Equity Fund by showing changes in the International Equity Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the International Equity Fund’s website, www.aristotlefunds.com, or by calling the Fund at 1-888-661-6691. The International Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the International Equity Fund will perform in the future.

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Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	19.52%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(24.44)%	Quarter Ended 03/31/2020

The year-to-date return for the Fund as of March 31, 2022 was (10.92)%.

Average Annual Total Returns for periods ended December 31, 2021	1 Year	5 Years	Since Inception (03/31/14)
Return Before Taxes	15.79%	11.86%	6.27%
Return After Taxes on Distributions*	15.31%	11.51%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares*	9.68%	9.41%	4.92%
MSCI Europe, Australia and Far East (EAFE) Index (net) (Reflects no deductions for fees, expenses or taxes)	11.26%	9.55%	5.31%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”)

Portfolio Managers

The portfolio management team is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor, Geoffrey S. Stewart, CFA, Principal and Portfolio Manager of the Advisor, and Sean M. Thorpe, Principal and Portfolio Manager of the Advisor. Messrs. Gleicher, Stewart and Thorpe are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Gleicher has been a portfolio manager of the International Equity Fund since May 1, 2015, and Messrs. Stewart and Thorpe have served as portfolio managers for the International Equity Fund since its inception on March 31, 2014.

Purchase and Sale of Fund Shares

To purchase shares of the International Equity Fund, you must invest at least the minimum amount:

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Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The International Equity Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the International Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION – Aristotle Strategic Credit Fund

Investment Objectives

The investment objectives of the Aristotle Strategic Credit Fund (the “Strategic Credit Fund” or “Fund”) are to seek income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Strategic Credit Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47%
Distribution (Rule 12b-1) fees	None
Other expenses	2.25%
Total annual fund operating expenses	2.72%
Fees waived and/or expenses reimbursed[1]	(2.10)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.62%

1	The Strategic Credit Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Strategic Credit Fund’s Advisor is permitted to seek reimbursement from the Strategic Credit Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Strategic Credit Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Strategic Credit Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Strategic Credit Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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One Year	Three Years	Five Years	Ten Years
$63	$644	$1,252	$2,896

Portfolio Turnover

The Strategic Credit Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Strategic Credit Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Strategic Credit Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities. The types of debt securities in which the Fund may invest include, but are not limited to, corporate bonds, notes and debentures of U.S. and non-U.S. issuers, and bank loans of U.S. and non-U.S. corporate issuers. The Strategic Credit Fund’s investments in foreign securities include securities in either developed or emerging markets.

The Strategic Credit Fund may invest in debt securities of any maturity and credit quality. Under normal market conditions, the Fund’s Advisor, Aristotle Credit Partners, LLC, expects that the Fund will generally invest in investment grade corporate bonds as well as high yield bonds and in bank loans that are generally both rated in the “B” and “BB” quality tiers of the high yield categories by nationally recognized securities rating organizations at the time of purchase or, if unrated, determined by the Advisor to be of comparable credit quality. However, the Strategic Credit Fund may also invest in corporate debt investments rated below “B”. The Advisor believes these securities with these credit ratings provide the optimal risk-adjusted performance over a market cycle. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by the Advisor to be of comparable credit quality. High yield bonds, commonly referred to as “junk bonds” and bank loans, are generally rated below investment grade by Moody’s, S&P, or Fitch.

In pursuing the Strategic Credit Fund’s investment objectives, the Advisor uses a disciplined investment approach that integrates a top-down macroeconomic environment assessment with a bottom-up fundamental credit analysis. The Advisor seeks to identify and invest in securities of companies with stable or improving financial profiles.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Strategic Credit Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Strategic Credit Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

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Credit Risk. If an issuer or guarantor of a debt security held by the Strategic Credit Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Bank Loan Risk. The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Strategic Credit Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in bank loans. These bank loans will generally be rated below investment grade. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Strategic Credit Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. If the Strategic Credit Fund invests in a bank loan through a participation, the Fund will also be exposed to the credit risk of financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower. The market for bank loan may not be highly liquid and the Fund may have difficulty selling them. Bank loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing bank loans are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Unlike senior secured loans which have a priority claim on the borrower’s assets and are secured with the borrower’s assets and/or equity, unsecured or subordinated loans may carry greater risk since they will not have a priority claim and may not be secured by the borrower’s assets.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Liquidity Risk. The Strategic Credit Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Valuation Risk. The sales price the Strategic Credit Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

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Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Sector Focus Risk. The Strategic Credit Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2021, 27.2% of the Fund’s total assets was invested in the consumer discretionary sector.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Strategic Credit Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may cause the value of the securities to fall.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Strategic Credit Fund may not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Strategic Credit Fund may also lose any premium it paid on the security.

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Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers or securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline is the issuers experience cybersecurity incidents.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Performance

The bar chart and table below provide some indication of the risks of investing in the Strategic Credit Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index and an additional index. Updated performance information is available at the Strategic Credit Fund’s website, www.aristotlefunds.com, or by calling the Strategic Credit Fund at 1-888-661-6691. The Strategic Credit Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	9.57%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(7.55)%	Quarter Ended 03/31/2020

The year-to-date return for the Fund as of March 31, 2022 was (3.37)%.

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Average Annual Total Returns for periods ended December 31, 2021	1 Year	5 Years	Since Inception (12/31/14)
Return Before Taxes	2.56%	4.77%	4.57%
Return After Taxes on Distributions*	1.28%	3.16%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares*	1.52%	2.94%	2.73%
Bloomberg U.S. High Yield Ba/B2% Issuer Capped Bond Index (Reflects no deductions for fees, expenses or taxes)	4.65%	6.36%	6.07%
Aristotle Blended Index (Reflects no deductions for fees, expenses or taxes)**	2.99%	4.91%	4.73%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
**	Aristotle Blended Index is a blend of three indices: 1/3 Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Bond Index, 1/3 Bloomberg U.S. Intermediate Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced in the Aristotle Blended Index with the Credit Suisse Leveraged Loan Index effective October 1, 2016. Prior to October 1, 2016, the Aristotle Blended Index consisted of a blend of the following three indices: 1/3 Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Bond Index, 1/3 Bloomberg U.S. Intermediate Corporate Bond Index and 1/3 Bloomberg Barclays U.S. High Yield Loans Index.

Investment Advisor

Aristotle Credit Partners, LLC (the “Advisor” or “Aristotle Credit”)

Portfolio Managers

The portfolio management team is comprised of Douglas Lopez, CFA, Principal and Portfolio Manager of the Advisor, and Terence Reidt, CFA, Principal and Portfolio Manager of the Advisor. Messrs. Lopez and Reidt have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on December 31, 2014.

Purchase and Sale of Fund Shares

To purchase shares of the Strategic Credit Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Accounts For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Strategic Credit Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Strategic Credit Fund through a broker-dealer or other financial intermediary (such as a bank), the Strategic Credit Fund and its related companies may pay the intermediary for the sale of Strategic Credit Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Strategic Credit Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION – Aristotle Value Equity Fund

Investment Objective

The investment objective of the Aristotle Value Equity Fund (the “Value Equity Fund” or “Fund”) is to maximize long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Value Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution (Rule 12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.71%
Fees waived and/or expenses reimbursed[1]	(0.02)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.69%

1	The Value Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of the average daily net assets of Class I Shares of the Value Equity Fund. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Value Equity Fund’s Advisor is permitted to seek reimbursement from the Value Equity Fund, subject to certain limitations, of fees waived or payments made to the Value Equity Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Value Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Value Equity Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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One Year	Three Years	Five Years	Ten Years
$70	$225	$393	$881

Portfolio Turnover

The Value Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Value Equity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Value Equity Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Value Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Value Equity Fund’s investments in equity securities may include common stocks, depository receipts, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Depository receipts represent interests in foreign securities held on deposit by banks. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

The Value Equity Fund seeks to meet its investment objective by investing primarily in equity securities of domestic and foreign issuers that are listed on a U.S. exchange or that are otherwise publicly traded in the United States but may invest up to 20% of its total assets in American Depository Receipts and Global Depository Receipts (“ADRs” and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

In selecting investments for the Value Equity Fund, the Advisor employs a fundamental, bottom-up approach. The Advisor focuses on those companies that it believes have high quality businesses that are undervalued by the market relative to what the Advisor believes to be their fair value and have a minimum market capitalization of $2 billion. The Advisor seeks to identify high quality businesses by focusing on companies with the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; and/or high or consistently improving market position, return on invested capital and operating margins.

The Value Equity Fund generally seeks favorable performance relative to its benchmark, the Russell 1000 Value Index. However, the Advisor is not constrained by the composition of the Russell 1000 Value Index in selecting investments for the Fund.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Value Equity Fund is set forth below. Before you decide whether to invest in the Value Equity Fund, carefully consider these risk factors associated with investing in the Value Equity Fund, which may cause investors to lose money. There can be no assurance that the Value Equity Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Value Equity Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Value Equity Fund participate, or factors relating to specific companies in which the Fund invests.

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Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Value Equity Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depository Receipts (“GDRs”) Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Recent Market Events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Real Estate Investment Trust (REIT) Risk. The Value Equity Fund’s investment in REITs will subject the Value Equity Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

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ETF Risk. Investing in an ETF will provide the Value Equity Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Value Equity Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers or securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline is the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Value Equity Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of two broad-based market indexes. Updated performance information is available at the Value Equity Fund’s website, www.aristotlefunds.com, or by calling the Fund at 1-888-661-6691. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	20.96%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(23.87)%	Quarter Ended 03/31/2020

The year-to-date return for the Fund as of March 31, 2022 was (7.25)%.

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Average Annual Total Returns for periods ended December 31, 2021	1 Year	5 Year	Since Inception (08/31/16)
Return Before Taxes	24.90%	15.84%	15.79%
Return After Taxes on Distributions*	24.23%	15.52%	15.47%
Return After Taxes on Distributions and Sale of Fund Shares*	15.21%	12.75%	12.76%
Russell 1000 Value Index (Reflects no deductions for fees, expenses or taxes)	25.16%	11.16%	11.73%
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	28.71%	18.47%	18.05%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”)

Portfolio Manager

The portfolio management team that is primarily responsible for the day-to-day management of the Fund’s portfolio is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer, and Gregory D. Padilla, CFA, Principal and Portfolio Manager of the Advisor. While the team aims for any portfolio decision to be unanimous among the two co-portfolio managers, Mr. Gleicher has ultimate responsibility for portfolio construction and investment decision making for the strategy. Mr. Gleicher has served as a portfolio manager of the Fund since its inception on August 31, 2016, and Mr. Padilla has served as a portfolio manager of the Fund since February 9, 2018.

Purchase and Sale of Fund Shares

To purchase shares of the Value Equity Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Value Equity Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Value Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Equity Fund and its related companies may pay the intermediary for the sale of Value Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION – Aristotle Small Cap Equity Fund

Investment Objective

The investment objective of the Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund” or “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution (Rule 12b-1) fees	None
Other expenses	0.25%
Shareholder servicing fees	0.11%
All other expenses	0.14%
Total annual fund operating expenses[1]	1.00%
Fees waived and/or expenses reimbursed[2]	(0.10)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	0.90%

1	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
2	The Small Cap Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Small Cap Equity Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.90% of the Small Cap Equity Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Small Cap Equity Fund’s Advisor is permitted to seek reimbursement from the Small Cap Equity Fund, subject to certain limitations, of fees waived or payments made to the Small Cap Equity Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Small Cap Equity Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the Small Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Small Cap Equity Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$92	$308	$543	$1,216

Portfolio Turnover

The Small Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Small Cap Equity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Equity Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Aristotle Capital Boston, LLC, the Small Cap Equity Fund’s Advisor, considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than that of the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $3.5 billion during the 12-month period ended December 31, 2021). The Russell 2000® Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Small Cap Equity Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the Small Cap Equity Fund in the Advisor’s sole discretion. The Small Cap Equity Fund’s investments in equity securities may include common stocks, depository receipts, and exchange traded-funds (“ETFs”) that invest primarily in equity securities of small capitalization companies. Depository receipts represent interests in foreign securities held on deposit by banks. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

The Small Cap Equity Fund seeks to meet its investment objective by investing primarily in equity securities of U.S. issuers but may invest up to 5% of its total assets in American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

In pursuing the Small Cap Equity Fund’s investment objective, the Advisor employs a fundamental, bottom-up research driven approach to identify companies for investment by the Small Cap Equity Fund. The Advisor focuses on those companies that it believes have high quality businesses that are undervalued by the market relative to what the Advisor believes to be their fair value. The Advisor seeks to identify high quality businesses by focusing on companies with the following attributes: disciplined business plans; attractive business fundamentals; sound balance sheets; financial strength; experienced, motivated company management; reasonable competition; and/or a record of long-term value creation.

The Fund generally seeks favorable performance relative to its benchmark, the Russell 2000 Index. However, the Advisor is not constrained by the composition of the Russell 2000 Index in selecting investments for the Fund.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Small Cap Equity Fund is set forth below. Before you decide whether to invest in the Small Cap Equity Fund, carefully consider these risk factors associated with investing in the Small Cap Equity Fund, which may cause investors to lose money. There can be no assurance that the Small Cap Equity Fund will achieve its investment objective.

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Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Small Cap Equity Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Small Cap Equity Fund invests.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Small Cap Equity Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2021, 28.8% of the Fund’s total assets was invested in the industrials sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Real Estate Investment Trust (REIT) Risk. The Small Cap Equity Fund’s investment in REITs will subject the Small Cap Equity Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

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Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Small Cap Equity Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

ETF Risk. Investing in an ETF will provide the Small Cap Equity Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Small Cap Equity Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers or securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline is the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Small Cap Equity Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Small Cap Equity Fund’s website, www.aristotlefunds.com, or by calling the Small Cap Equity Fund at 1-888-661-6691. The Small Cap Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	29.62%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(33.02)%	Quarter Ended 03/31/2020

The year-to-date return for the Fund as of March 31, 2022 was (5.69)%.

Average Annual Total Returns for periods ended December 31, 2021	1 Year	5 Year	Since Inception (10/30/15)
Return Before Taxes	18.87%	10.49%	10.79%
Return After Taxes on Distributions*	17.96%	9.60%	10.05%
Return After Taxes on Distributions and Sale of Fund Shares*	11.79%	8.12%	8.49%
Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)	14.82%	12.02%	12.76%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Aristotle Capital Boston, LLC (the “Advisor” or “Aristotle Boston”)

Portfolio Managers

David M. Adams, CFA, Principal, CEO and Portfolio Manager of the Advisor, and Jack McPherson, CFA, Principal, President and Portfolio Manager of the Advisor, have been jointly and primarily responsible for the day-to-day management of the Small Cap Equity Fund’s portfolio since its inception on October 30, 2015.

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Purchase and Sale of Fund Shares

To purchase shares of the Small Cap Equity Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Small Cap Equity Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Small Cap Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Equity Fund and its related companies may pay the intermediary for the sale of Small Cap Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION – Aristotle Core Equity Fund

Investment Objective

The investment objective of the Aristotle Core Equity Fund (the “Core Equity Fund” or “Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (Rule 12b-1) fees	None
Other expenses	0.29%
Shareholder service fee	0.09%
All other expenses	0.20%
Total annual fund operating expenses	0.79%
Fees waived and/or expenses reimbursed[1]	(0.14)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.65%

1	The Core Equity Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Core Equity Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.65% of the Core Equity Fund’s average daily net assets. This agreement is in effect until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Core Equity Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Core Equity Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Core Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Core Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Core Equity Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$238	$425	$965

Portfolio Turnover

The Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Core Equity Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Core Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Core Equity Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, depository receipts, shares of publicly-traded real estate investment trusts (“REITs”), warrants and rights. The Core Equity Fund’s investments in depository receipts may include American, European, and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. Although the Core Equity Fund may invest in companies of any market capitalization and from any country, it invests primarily in large U.S. companies. Aristotle Atlantic Partners, LLC, the Core Equity Fund’s Advisor, applies its investment process to a universe of companies with market capitalizations in excess of $2 billion at initial investment.

In pursuing the Core Equity Fund’s investment objective, the Advisor employs a fundamental, bottom-up research driven approach to identify companies for investment by the Core Equity Fund. The Advisor seeks to identify companies that it believes are positioned to benefit from one or more of the following: (i) shifts in industry spending, government spending and consumer trends; (ii) gains in market share from innovative products and strong intellectual property; and (iii) cyclical trends in the industry in which they operate and capable management that can take advantage of those trends. Additionally, the Advisor integrates environmental, social and governance (“ESG”) factors into its investment process by incorporating a proprietary research methodology that reviews companies against global norms with respect to factors such as environmental protection, human rights, labor standards and corruption. The Advisor believes this portion of the process helps identify companies where management may be making decisions that raise both operational and reputational risks that may have a material impact on a company's overall valuation and financial performance. At times, the Core Equity Fund’s assets may be invested in securities of relatively few industries or sectors.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Core Equity Fund is set forth below. Before you decide whether to invest in the Core Equity Fund, carefully consider these risk factors associated with investing in the Core Equity Fund, which may cause investors to lose money. There can be no assurance that the Core Equity Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Core Equity Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Core Equity Fund participate, or factors relating to specific companies in which the Core Equity Fund invests.

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Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Core Equity Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of December 31, 2021, 28.3% of the Fund’s total assets was invested in the technology sector. Companies in the technology sector can be significantly affected by intense competition, consumer preferences, problems with product compatibility and government regulation.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Real Estate Investment Trust (REIT) Risk. The Core Equity Fund’s investment in REITs will subject the Core Equity Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

ETF Risk. Investing in an ETF will provide the Core Equity Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Core Equity Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Core Equity Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ESG Criteria Risk. While the Advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Fund’s consideration of ESG criteria in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Core Equity Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, and the issuing bank may deduct custody, foreign currency exchange, and other fees from the payment of dividends.

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Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Convertible preferred stock allows the holder to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends but ranks behind bonds, including convertible bonds, in priority upon liquidation.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers or securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline is the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Core Equity Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Core Equity Fund’s website, www.aristotlefunds.com, or by calling the Core Equity Fund at 1-888-661-6691. The Core Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Calendar-Year Total Return (before taxes)

For each calendar year at NAV

Highest Calendar Quarter Return at NAV	22.13%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(16.75)%	Quarter Ended 03/31/2020

The year-to-date return for the Fund as of March 31, 2022 was (6.90)%.

Average Annual Total Returns for periods ended December 31, 2021	1 Year	Since Inception (3/31/17)
Return Before Taxes	24.34%	19.00%
Return After Taxes on Distributions*	23.89%	18.73%
Return After Taxes on Distributions and Sale of Fund Shares*	14.73%	15.39%
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	28.71%	18.05%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Aristotle Atlantic Partners, LLC (the “Advisor” or “Aristotle Atlantic”)

Portfolio Managers

Owen Fitzpatrick, CFA, Principal, Managing Director, Lead Portfolio Manager of the Advisor, Thomas M. Hynes, Jr., CFA, Principal, Managing Director, Portfolio Manager of the Advisor, and Brendan O’Neill, CFA, Principal, Director, Portfolio Manager of the Advisor, have been jointly and primarily responsible for the day-to-day management of the Core Equity Fund’s portfolio since the Core Equity Fund’s inception on March 31, 2017.

Purchase and Sale of Fund Shares

To purchase shares of the Core Equity Fund, you must invest at least the minimum amount:

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Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Core Equity Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Core Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Core Equity Fund and its related companies may pay the intermediary for the sale of Core Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Core Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Aristotle/Saul Global Equity Fund

Investment Objective

The investment objective of the Aristotle/Saul Global Equity Fund (the “Global Equity Fund”) is to seek to maximize long-term capital appreciation and income. The Global Equity Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Global Equity Fund will achieve its investment objective. The Global Equity Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

Under normal circumstances, the Global Equity Fund primarily invests its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. However, the Global Equity Fund may also invest in a variety of other instruments traded in U.S. and foreign markets. The Global Equity Fund may also invest in ETFs.

Under normal market conditions, the Global Equity Fund invests in at least three different countries, including emerging market countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Global Equity Fund’s investments in foreign securities may include investments through ADRs, EDRs, and GDRs.

The Global Equity Fund does not limit the types of companies in which it seeks to invest its assets based on market capitalization.

The strategy seeks to maximize total return, which includes both long-term capital appreciation and income via equity dividends. In selecting investments for the Global Equity Fund, Aristotle Capital employs a fundamental, bottom-up approach. Aristotle Capital focuses first on the quality of each subject company’s business, analyzing whether the company illustrates sustainable competitive advantage and the potential for favorable returns on invested capital. Having identified such a company, Aristotle Capital then considers whether the company’s securities are available at an attractive price relative to what the Advisor believes to be their fair value. The Advisor seeks to identify high quality businesses by focusing on companies with all or most of the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; history of or prospects for paying dividends; and/or high or consistently improving market position, return on invested capital and operating margins. The Global Equity Fund may invest in companies of any market capitalizations, but typically invests in companies with a market capitalization above $2 billion at initial investment.

The Global Equity Fund generally seeks favorable performance relative to its benchmarks, the MSCI All Country World (ACWI) Index (net) and the MSCI World Index (net). However, Aristotle Capital is not constrained by the composition of either index in selecting investments for the Fund. As a result, the Global Equity Fund may invest in securities that are not included within its benchmarks. Aristotle Capital therefore will not seek to track the Global Equity Fund’s investments to the composition of the MSCI All Country World (ACWI) Index or the MSCI World Index.

Typically, Aristotle Capital evaluates whether to sell a security held in the Global Equity Fund’s portfolio when the security’s price approaches a target level that Aristotle Capital has identified, declines from its peak price by a significant amount, or underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Capital may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Capital may also decide to sell a security to pursue more attractive investments for the Global Equity Fund, to raise cash for redemptions or for other reasons.

When Aristotle Capital believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Global Equity Fund’s investment objective, the Global Equity Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations, or debt instruments that carry an investment-grade rating by a national rating agency. When the Global Equity Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

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Aristotle International Equity Fund

Investment Objective

The investment objective of the Aristotle International Equity Fund (the “International Equity Fund”) is to seek long-term capital appreciation. The International Equity Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the International Equity Fund will achieve its investment objective. The International Equity Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the International Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities or depository receipts of companies organized, headquartered or doing a substantial amount of business outside of the United States. The International Equity Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

In pursuing its investment objective, the International Equity Fund seeks attractive risk-adjusted returns by investing in securities trading at significant discounts to their fair values. The International Equity Fund primarily invests its assets in equity securities that are listed on exchanges or that are otherwise publicly traded in foreign countries. The International Equity Fund generally invests in securities of companies located in different regions and in at least three different countries. The International Equity Fund intends to invest no more than 20% of its total assets in companies organized, headquartered or doing a substantial amount of business in emerging market countries, under normal market conditions. The International Equity Fund may invest in companies of any market capitalization.

In selecting investments for the International Equity Fund, Aristotle Capital employs a fundamental, bottom-up approach. Aristotle Capital focuses first on identifying companies that it believes have high quality businesses that are undervalued by the market relative to what Aristotle Capital believes to be their fair value. Aristotle Capital then assesses the attractiveness of the valuation of those high quality companies by analyzing a variety of valuation metrics, such as cash flow return of enterprise value (i.e., the rate of return on the total value of the business), price-to-earnings ratios, sales and free cash flow ratios, and break-up values, among others. Aristotle Capital then looks for potential catalysts for the company’s business that could help unlock what Aristotle Capital believes is the company’s true value, including:

•	Productive use of strong free cash flow
•	Restructuring and/or productivity gains
•	Change in management or control
•	Innovative, competitively superior products
•	Accretive acquisitions or divestitures

Typically, Aristotle Capital evaluates whether to sell a security held by the International Equity Fund’s when the security’s price approaches a target level that Aristotle Capital has identified, the security’s price declines from its peak price by a significant amount, or the security underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Capital may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Capital may also decide to sell a security to pursue more attractive investments for the International Equity Fund, to raise cash for redemptions or for other reasons.

When Aristotle Capital believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the International Equity Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including, but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the International Equity Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

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Aristotle Strategic Credit Fund

Investment Objectives

The investment objectives of the Aristotle Strategic Credit Fund (the “Strategic Credit Fund”) are to seek income and capital appreciation. The Strategic Credit Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Strategic Credit Fund will achieve its investment objectives. The Strategic Credit Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Strategic Credit Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities. The Strategic Credit Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The types of debt securities in which the Strategic Credit Fund may invest include, but are not limited to, corporate bonds, notes and debentures of U.S. and non-U.S. issuers, and bank loans of U.S. and non-U.S. corporate issuers. The Strategic Credit Fund’s investments in foreign securities include securities in either developed or emerging markets.

In pursuing the Strategic Credit Fund’s investment objectives, Aristotle Credit uses a disciplined investment approach that integrates a top-down macroeconomic environment assessment with a bottom-up independent fundamental credit analysis. Aristotle Credit evaluates industries and companies on a global basis and across the credit quality spectrum to assess industry dynamics, and analyzes a company’s financial information, strategic positioning, as well as liquidity of the company’s securities, to determine a security’s relative value. Aristotle Credit looks for investments that are attractively valued (in terms of price, coupon and yield) as compared to their peers. Aristotle Credit typically employs diversified portfolio construction and the Strategic Credit Fund’s portfolio is typically diversified in terms of industry classifications.

The Strategic Credit Fund may invest in U.S. and non-U.S. corporate debt securities of varying maturities and credit quality, and the securities may have fixed or variable or floating interest rates. Under normal market conditions, Aristotle Credit expects that the Strategic Credit Fund will generally invest in investment grade corporate bonds as well as high yield bonds and bank loans that are generally both rated in the “B” and “BB” quality tiers of the high yield categories by nationally recognized securities rating organizations at time of purchase or, if unrated, determined by Aristotle Credit to be of comparable credit quality. However, the Strategic Credit Fund may also invest in corporate debt investments rated below “B”. Under normal market conditions, the Strategic Credit Fund invests in corporate bonds rated investment grade by at least one of Moody’s, S&P, or Fitch at time of purchase or if unrated by Moody’s, S&P, or Fitch, determined by Aristotle Credit to be of comparable credit quality.

The Strategic Credit Fund may invest in bank loans which typically pay interest at a fixed spread plus a base rate (such as LIBOR) which resets periodically. These bank loans are typically rated below investment grade. Bank loans generally occupy the most senior position in the borrower’s capital structure. These bank loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debt holders and equity of the borrower. The Strategic Credit Fund primarily purchases bank loans by assignment from a participant in the original syndicate of lenders or from subsequent assignee of these interests in the secondary market. From time to time, the Strategic Credit Fund may also invest in “participations” in bank loans instead of purchasing a bank loan by assignment. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Strategic Credit Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

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Typically, Aristotle Credit evaluates whether to sell a security held by the Strategic Credit Fund when the security’s price approaches a target level that Aristotle Credit has identified, the security’s price declines from its peak price by a significant amount, or the security underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Credit may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Credit may also decide to sell a security to pursue more attractive investments for the Strategic Credit Fund, to raise cash for redemptions or for other reasons.

When Aristotle Credit believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Strategic Credit Fund’s investment objective, the Fund may invest up to 100% of its assets in cash and cash equivalents, including obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Aristotle Value Equity Fund

Investment Objective

The investment objective of the Aristotle Value Equity Fund (the “Value Equity Fund”) is to maximize long-term capital appreciation. The Value Equity Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Value Equity Fund will achieve its investment objective. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Value Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Value Equity Fund’s investments in equity securities may include common stocks, depository receipts, and ETFs that invest primarily in equity securities. The Value Equity Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

In selecting investments for the Value Equity Fund, the Advisor employs a fundamental, bottom-up approach. Aristotle Capital focuses first on identifying companies that it believes have high quality businesses that are undervalued by the market relative to what it believes to be their fair values. The Advisor then assesses the attractiveness of the valuation of those high quality companies by analyzing a variety of valuation metrics, such as cash flow return of enterprise value (i.e., the rate of return on the total value of the business), price-to-earnings ratios, sales and free cash flow ratios, and break-up values, among others. Aristotle Capital then looks for potential catalysts for a company’s business that could help unlock what it believes is the company’s true value, including:

•	Productive use of strong free cash flow
•	Restructuring and/or productivity gains
•	Change in management or control
•	Innovative, competitively superior products
•	Accretive acquisitions or divestitures

Typically, Aristotle Capital evaluates whether to sell a security held in the Value Equity Fund’s portfolio when the security’s price approaches a target level that Aristotle Capital has identified, declines from its peak price by a significant amount, or underperforms the overall market or the securities of companies in the same industry by a significant amount. Aristotle Capital may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. The Advisor may also decide to sell a security to pursue more attractive investments for the Value Equity Fund, to raise cash for redemptions or for other reasons.

When Aristotle Capital believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Value Equity Fund’s investment objective, the Value Equity Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations, or debt instruments that carry an investment-grade rating by a national rating agency. When the Value Equity Fund takes a temporary defensive position, the Value Equity Fund may not achieve its investment objective.

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Aristotle Small Cap Equity Fund

Investment Objective

The investment objective of the Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund”) is to seek long-term capital appreciation. The Small Cap Equity Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Small Cap Equity Fund will achieve its investment objective. The Small Cap Equity Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Small Cap Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies. Aristotle Boston considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than that of the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $3.5 billion during the 12-month period ended December 31, 2021). The Small Cap Equity Fund’s investments in equity securities may include common stocks, depository receipts, and ETFs that invest primarily in equity securities of small capitalization companies. The Small Cap Equity Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

In selecting investments for the Small Cap Equity Fund, Aristotle Boston employs a fundamental, bottom-up research process with a long-term focus. A significant component of the research process is focused on due diligence meetings with investment candidates throughout the year. This includes meetings with portfolio companies, potential investment targets, peers, competitors, suppliers and customers, attending industry conferences and performing on-site visits. Factors that Aristotle Boston looks for in selecting investments include:

•	Favorable expected returns relative to perceived risk
•	Management with demonstrated ability and commitment to the company
•	Above average potential for earnings and revenue growth
•	Low market valuations relative to forecasted earnings, book value, cash flow and sales
•	Turnaround potential for companies that have been through difficult periods
•	Low debt levels relative to total capitalization
•	Strong industry fundamentals, such as increasing or sustainable demand and barriers to entry

Typically, Aristotle Boston evaluates whether to sell a security held in the Fund’s portfolio when the security’s price approaches a target level that Aristotle Boston has identified; the position size has exceeded Aristotle Boston’s position threshold; or when the position has exceeded the upper range of the Fund’s target market capitalization. Aristotle Boston may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. Aristotle Boston may also decide to sell a security to pursue more attractive investments for the Small Cap Equity Fund, to raise cash for redemptions or for other reasons.

When Aristotle Boston believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Small Cap Equity Fund’s investment objective, the Small Cap Equity Fund may invest some or all of its assets in cash or cash equivalents, including, but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Small Cap Equity Fund takes a temporary defensive position, the Small Cap Equity Fund may not achieve its investment objective.

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Aristotle Core Equity Fund

Investment Objective

The investment objective of the Aristotle Core Equity Fund (the “Core Equity Fund”) is to seek long-term growth of capital. The Core Equity Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. There is no assurance that the Core Equity Fund will achieve its investment objective. The Core Equity Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Core Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Core Equity Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, depository receipts, shares of publicly-traded real estate investment trusts (“REITs”), warrants and rights. The Core Equity Fund may also invest in depository receipts may include American, European, and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. Although the Core Equity Fund may invest in companies of any market capitalization and from any country, it invests primarily in large U.S. companies. Aristotle Atlantic Partners, LLC, the Core Equity Fund’s Advisor, applies its investment process to a universe of companies with market capitalizations in excess of $2 billion at initial investment.

In pursuing the Core Equity Fund’s investment objective, Aristotle Atlantic, the Core Equity Fund’s Advisor, employs a fundamental, bottom-up research driven approach to identify companies for investment by the Core Equity Fund. The Advisor seeks to identify companies that it believes are positioned to benefit from one or more of the following: (i) shifts in industry spending, government spending and consumer trends; (ii) gains in market share from innovative products and strong intellectual property; and (iii) cyclical trends in the industry in which they operate and capable management that can take advantage of those trends. Additionally, the Advisor integrates environmental, social and governance ("ESG") factors into its investment process by incorporating a proprietary research methodology that reviews companies against global norms with respect to factors such as environmental protection, human rights, labor standards and corruption. The Advisor believes this portion of the process helps identify companies where management may be making decisions that raise both operational and reputational risks that may have a material impact on a company's overall valuation and financial performance. At times, the Core Equity Fund’s assets may be invested in securities of relatively few industries or sectors.

The Advisor will normally sell a security when it believes the price is unlikely to go higher, the company’s fundamentals have changed, or in the course of adjusting the Core Equity Fund’s emphasis on a particular industry. The Advisor may also decide to sell a security to pursue more attractive investments for the Core Equity Fund, to raise cash for redemptions of Fund shares or for other reasons.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Core Equity Fund’s investment objective, the Core Equity Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Core Equity Fund takes a temporary defensive position, the Core Equity Fund may not achieve its investment objective.

All Funds

Principal Risks of Investing in the Funds

The Funds’ principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

•	Market Risk (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
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•	Equity Risk (with respect to the Global Equity Fund, International Equity Fund, Small Cap Equity Fund, Value Equity Fund and Core Equity Fund). The value of equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•	Small-Cap and/or Mid-Cap Company Risk (with respect to the Global Equity Fund, International Equity Fund, Small Cap Equity Fund, Value Equity Fund and Core Equity Fund). Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

•	Large-Cap Company Risk (with respect to the Global Equity Fund, Value Equity Fund and Core Equity Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

•	Recent Market Events (All Funds). The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises such as the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not yet fully known. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have also recently risen, which could adversely affect economies and markets. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.
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•	Fixed Income Securities Risk (with respect to the Strategic Credit Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of a Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•	Portfolio Turnover Risk (with respect to the Strategy Credit Fund). Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

•	Foreign Investment Risk (with respect to the Global Equity Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
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•	Interest Rate Risk (with respect to the Strategic Credit Fund). Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

•	Value-Oriented Investment Strategies Risk (with respect to the International Equity Fund, Small Cap Equity Fund and Value Equity Fund). Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Funds are most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

•	Credit Risk (with respect to the Strategic Credit Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

The Strategic Credit Fund may invest in securities which are subordinated in right of payment to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The Strategic Credit Fund is more likely to suffer a credit loss on subordinated securities of an issuer than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

•	High Yield (“Junk”) Bond Risk (with respect to the Strategic Credit Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Strategic Credit Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.
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•	Currency Risk (with respect to the Global Equity Fund and International Equity Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Bank Loan Participation Risk (with respect to the Strategic Credit Fund). It is anticipated the Fund will primarily purchase bank loans by assignment as described above, however, the Fund may make investments in bank loan participations rather than purchasing a bank loan by assignment. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

•	Bank Loan Risk (with respect to the Strategic Credit Fund). The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. These bank loans will generally be rated below investment grade. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower. Bank loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing bank loans are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Unlike senior secured loans which have a priority claim on the borrower’s assets and are secured with the borrower’s assets and/or equity, unsecured or subordinated loans may carry greater risk since they will not have a priority claim and may not be secured by the borrower’s assets. Although bank loans have interest rate risk, this risk is mitigated since bank loans typically have floating rate interest which resets periodically.

•	Sector Focus Risk (with respect to the Global Equity Fund, Strategic Credit Fund, Small Cap Equity Fund and Core Equity Fund). The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. For example, as of December 31, 2021, 27.2% of the Strategic Credit Fund’s assets were invested in the consumer discretionary sector, 27.8% and 28.3% of the Global Equity Fund’s assets and Core Equity Fund’s assets, respectively, were invested in the information technology sectors, and 28.8% of the Small Cap Equity Fund’s assets were invested in the industrials sector. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Companies in the information technology sector can be significantly affected by intense competition, consumer preferences, problems with product compatibility and government regulation. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrials sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
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•	Management and Strategy Risk (All Funds). The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	REIT Risk (with respect to the Small Cap Equity Fund, Value Equity Fund and Core Equity Fund). A Funds’ investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment generally available to REITs under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

•	ETF Risk (with respect to the Global Equity Fund, Small Cap Equity Fund, Value Equity Fund and Core Equity Fund). Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	Geographic Risk Related to Europe (with respect to the Global Equity Fund and International Equity Fund). Europe includes both developed and emerging markets. Most Western European countries are members of the EU, which imposes restrictions on inflation rates, deficits and debt levels. Both developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro, recessions among European countries and acts of war in the region may have a significant adverse effect on the economies of other European countries, including those of Eastern Europe. In particular, the extent and duration of Russia’s large-scale invasion of Ukraine that began on February 24, 2022, the resulting sanctions on Russia, and the subsequent impact on global markets and trade remain unknown but could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and therefore may adversely affect the Fund and its investments.
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•	Emerging Markets Risk (with respect to the Global Equity Fund, International Equity Fund and Strategic Credit Fund). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund. A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, a Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

•	ESG Criteria Risk (with respect to the Core Equity Fund). While the Advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Fund’s consideration of ESG criteria in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance.

•	Valuation Risk (with respect to the Strategic Credit Fund). Many factors may influence the price at which the Strategic Credit Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.
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•	Warrants and Rights Risk (with respect to the Core Equity Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant or right). If the Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed and the Fund may not always realize full value on the sale of rights.

•	Preferred Stock Risk (with respect to the Core Equity Fund). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Convertible preferred stock allows the holder to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends but ranks behind bonds, including convertible bonds, in priority upon liquidation. As a result, convertible preferred stock will generally have a lower credit rating than a convertible bond with similar terms issued by the same company. Also, because convertible preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than convertible bonds.

•	Prepayment or Call Risk (with respect to the Strategic Credit Fund). Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

•	Extension Risk (with respect to the Strategic Credit Fund). When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

•	Liquidity Risk (with respect to the Global Equity Fund and Strategic Credit Fund). Due to a lack of demand in the marketplace or other factors, such as market turmoil, a Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of a Fund’s investments. Liquidity risk may be more pronounced for a Fund’s investments in developing countries.
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•	Cybersecurity Risk (All Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Funds, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which a Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Funds’ SAI. Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUNDS

Investment Advisors

Global Equity Fund

International Equity Fund

Value Equity Fund

Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”), is a Delaware limited liability company formed in 2006 and acts as the investment advisor to the Global Equity Fund, International Equity Fund and Value Equity Fund pursuant to an investment advisory agreement (the “Global Equity Fund Advisory Agreement”, “International Equity Fund Advisory Agreement” and “Value Equity Fund Advisory Agreement”, respectively) with the Trust. In January 2012, Aristotle Capital merged with Los Angeles-based investment adviser Reed, Conner & Birdwell, LLC (RCB), which has origins managing assets dating back to 1959. Aristotle Capital currently maintains its principal offices at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. Aristotle Capital is registered with the SEC as an investment advisor and provides investment advice to institutional and high net worth clients. Aristotle Capital has approximately $60.4 billion in assets under management as of December 31, 2021. The principal owners of Aristotle Capital are Howard Gleicher, Richard S. Hollander via RCB Acquisition Company, LLC, Steve Borowski, Gary Lisenbee and Richard Schweitzer.

Pursuant to the Global Equity Fund Advisory Agreement, the Global Equity Fund pays Aristotle Capital an annual advisory fee of 0.70% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2021, Aristotle Capital received advisory fees of 0.55% of the Global Equity Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Global Equity Fund.

Pursuant to the International Equity Fund Advisory Agreement, the International Equity Fund pays Aristotle Capital an annual advisory fee of 0.70% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2021, Aristotle Capital received advisory fees of 0.57% of the International Equity Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the International Equity Fund.

Pursuant to the Value Equity Fund Advisory Agreement with Aristotle Capital, the Value Equity Fund pays Aristotle Capital an annual advisory fee of 0.60% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2021, Aristotle Capital received advisory fees of 0.58% of the Value Equity Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Value Equity Fund.

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Strategic Credit Fund

Aristotle Credit Partners, LLC (the “Advisor” or “Aristotle Credit”) is a Delaware limited liability company formed in 2013, and acts as the investment advisor to the Strategic Credit Fund pursuant to an investment advisory agreement (the “Strategic Credit Fund Advisory Agreement”) with the Trust. Aristotle Credit currently maintains its principal offices at 840 Newport Center Drive, Suite 600, Newport Beach, California 92660. Aristotle Credit is registered with the SEC as an investment advisor and provides investment advice to institutional and high net worth clients. Aristotle Credit has approximately $604.8 million in assets under management as of December 31, 2021. Aristotle Capital Management, LLC and senior members of Aristotle Credit hold controlling interests in the Advisor.

Pursuant to the Strategic Credit Fund Advisory Agreement, the Strategic Credit Fund pays Aristotle Credit an annual advisory fee of 0.47% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2021, Aristotle Credit waived its entire management fees payable by the Strategic Credit Fund pursuant to its contractual expense limitation agreement with the Trust on behalf of the Strategic Credit Fund.

Small Cap Equity Fund

Aristotle Capital Boston, LLC (the “Advisor” or “Aristotle Boston”) is a Delaware limited liability company formed in 2014 and acts as the investment advisor to the Small Cap Equity Fund pursuant to an investment advisory agreement (the “Small Cap Equity Fund Advisory Agreement”) with the Trust. Aristotle Boston maintains its principal offices at One Federal Street, 36th Floor, Boston, Massachusetts 02110. Aristotle Boston is registered with the SEC as an investment advisor and provides investment advice to institutional and high net worth clients. Aristotle Boston has approximately $4.41 billion in assets under management as of December 31, 2021. Aristotle Capital Management, LLC and senior members of Aristotle Boston hold controlling interests in the Advisor.

Pursuant to the Small Cap Equity Fund Advisory Agreement with Aristotle Boston, the Small Cap Equity Fund pays Aristotle Boston an annual advisory fee of 0.75% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2021, Aristotle Boston received advisory fees of 0.65% of the Small Cap Equity Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Small Cap Equity Fund.

Core Equity Fund

Aristotle Atlantic Partners, LLC (the “Advisor” or “Aristotle Atlantic”) is a Delaware limited liability company formed in 2016 and acts as the investment advisor to the Core Equity Fund pursuant to an investment advisory agreement (the “Core Equity Fund Advisory Agreement”) with the Trust. Aristotle Atlantic maintains its principal offices at 489 5th Avenue, 10th Floor, New York, New York 10017. Aristotle Atlantic has approximately $1.44 billion in assets under management as of December 31, 2021. Senior members of Aristotle Atlantic and Aristotle Capital Management, LLC (affiliate) hold controlling interests in the Advisor.

Pursuant to the Core Equity Fund Advisory Agreement with Aristotle Atlantic, the Fund pays Aristotle Atlantic an annual advisory fee of 0.50% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended December 31, 2021, Aristotle Atlantic received advisory fees of 0.36% of the Core Equity Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust on behalf of the Core Equity Fund.

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A discussion regarding the basis for the Board’s approval of the Advisory Agreements with respect to the Funds is available in the Funds’ Annual Report to shareholders dated as of December 31, 2021.

Portfolio Managers

Global Equity Fund

Howard Gleicher and Gregory D. Padilla are jointly and primarily responsible for the day to day portfolio management of the Global Equity Fund. All investment decisions are made by the portfolio managers as a team.

Howard Gleicher, CFA, has 37 years of investment experience. He is the founder, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital Management, LLC. Commencing in July 2006, Mr. Gleicher served as the sole manager of a private fund with substantially the same investment objective and strategies as the Global Equity Fund, in his capacity as Chief Executive Officer and Chief Investment Officer at Metropolitan West Capital Management, LLC (“MetWest Capital”). Mr. Gleicher was the strategist for MetWest Capital’s Large Cap Intrinsic Value, International Core Value, and Global Intrinsic Equity strategies. He also served as a senior analyst with MetWest Capital’s investment team. Mr. Gleicher departed MetWest Capital in October 2010 and continued to manage the private fund at Aristotle Capital, commencing in November 2010. Mr. Gleicher founded Aristotle Capital Management, LLC in 2006, and Aristotle Capital registered with the SEC in January 2011. He is currently Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital. Prior to co-founding MetWest Capital, Mr. Gleicher served as principal, portfolio manager and Investment Policy Committee member with Palley-Needelman Asset Management, Inc. and as vice president and equity portfolio manager with Pacific Investment Management Company. Mr. Gleicher holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and a Master of Business Administration from Harvard Business School and is a CFA® charterholder.

Gregory D. Padilla, CFA, has 16 years of investment experience. Mr. Padilla joined Aristotle Capital on January 1, 2014 and is a Principal, Portfolio Manager and member of the firm’s research team. From June 2012 through June 2013, he was an Equity Analyst and portfolio manager at Vinik Asset Management where he managed a portion of the Global Value long-short portfolio and was a senior member of the Global Value investment team. Prior to Vinik Asset Management, Mr. Padilla was a Managing Director at Tradewinds Global Investors, LLC, where he co-managed the Lipper award winning Nuveen Tradewinds Global Natural Resource Fund from October 2008 through March 2012 and assisted in management of the Nuveen Tradewinds Value Opportunities Fund from September 2011 through March 2012. In addition to his portfolio management responsibilities he was a senior member of the investment team from 2006 through 2012 with primary analyst responsibility for businesses in the global energy, industrial and utility sectors for all Tradewinds Global Investors funds and separate accounts. Mr. Padilla holds a Bachelor of Science degree in Finance from Arizona State University and a Master of Business Administration with honors and concentration in investments and financial markets from the USC Marshall School of Business and is a CFA® charterholder.

International Equity Fund

Howard Gleicher, Geoffrey S. Stewart and Sean M. Thorpe are jointly and primarily responsible for the day-to-day portfolio management of the International Equity Fund. All investment decisions are made by the portfolio managers as a team.

Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital, has 37 years of investment experience. He has been a portfolio manager of the International Equity Fund since May 1, 2015. Information on Mr. Gleicher’s background can be found under “Global Equity Fund” above.

Geoffrey S. Stewart, CFA, has 23 years of investment experience. Mr. Stewart is a Principal, Portfolio Manager and a member of the firm’s research team. He was an Analyst and Portfolio Manager with Reed, Conner & Birdwell, LLC (“RCB”) from September 2003 to January of 2012 with responsibility for co-managing the International strategy (RCB combined its business with Aristotle Capital in January 2012). Prior to RCB, he served as an equity analyst at Oppenheimer & Company. Mr. Stewart holds a Bachelor of Arts degree in History from Duke University and is a CFA® charterholder.

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Sean M. Thorpe, has 33 years of investment experience. Mr. Thorpe is a Principal, Portfolio Manager and a member of the firm’s research team. Mr. Thorpe was an Analyst and Portfolio Manager with RCB from September 2007 to January of 2012 with responsibility for co-managing the International strategy (RCB combined its business with Aristotle Capital in January 2012). Prior to RCB, Mr. Thorpe served as Senior Vice President for Shamrock Holdings, LLC, where he specialized in activist investments for domestic small cap companies. He was also Managing Director for Mandeville Partners, LLC, a Los Angeles based private equity firm, for more than a decade, where he was involved in mergers and acquisitions throughout Latin America. He has held positions as the Vice President in Strategic Planning at Salick Health Care, Inc. and as financial analyst for both Kidder Peabody & Co. and Drexel Burnham Lambert, Inc. Mr. Thorpe holds a Bachelor of Arts degree in Economics and Finance from the University of California, Los Angeles.

Strategic Credit Fund

Douglas Lopez and Terence Reidt, CFA are jointly and primarily responsible for the day-to-day portfolio management of the Strategic Credit Fund. All investment decisions are made by the portfolio managers as a team.

Douglas Lopez, CFA, is a Principal and Portfolio Manager at Aristotle Credit. He has 33 years of experience and is a member of both the Executive Management Team and the Investment Committee of the firm, which he joined in January 2014. Prior to joining Aristotle Credit, Mr. Lopez was a Senior Portfolio Manager of Global Credit at Bradford & Marzec, LLC, where he was a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Mr. Lopez served as the lead Portfolio Manager for the firm’s high yield portfolios for over 14 years. Prior to that, Mr. Lopez was the firm’s Director of Research and managed the credit analyst team, while continuing to serve as the primary analyst for a number of industries. Over the course of his career, Mr. Lopez has held primary sector research responsibilities for a majority of the sectors of the corporate fixed income market including investment grade, high yield, mortgage-backed and asset-backed securities. Mr. Lopez has also held positions with Barclays Global Investors (formerly Wells Fargo Investment Advisors) as an Assistant Portfolio Manager, Western Asset Management Company and IBM Corporation. Mr. Lopez earned a Bachelor of Science degree in Business Administration from California State University, Long Beach, and a Master of Business Administration in Finance from the University of California, Berkeley. Additionally, he is a lecturer and advisor to the Student Managed Investment Fund at California State University, Long Beach, and is a CFA® charterholder.

Terence Reidt, CFA, is a Principal and Portfolio Manager at Aristotle Credit since January 2014. He has 31 years of investment experience and is also a member of the firm’s Investment Committee. Mr. Reidt also works closely with the Executive Committee to implement strategic direction for the firm. Prior to joining Aristotle Credit, Mr. Reidt was a Senior Portfolio Manager at Bradford & Marzec, LLC, where he was a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Mr. Reidt began his career at Bradford & Marzec, LLC in 1991 as a Junior Trader responsible for U.S. Dollar fixed income portfolio analytics, performance measurement and settlements. Mr. Reidt worked for seven years as a corporate credit analyst and covered most credit industry sectors, including cable/media, chemicals, consumer products, energy, leisure, metals and mining, paper and forest products, utilities, telecommunications, retail, technology, food/beverage/tobacco, transportation and Yankee sovereign/credits. Prior to that, he held positions with J.M.M. Operational Services and Bay Cities National Bank. Mr. Reidt earned a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara, and a Master of Business Administration in Finance from University California, Los Angeles. Mr. Reidt has also passed the California Certified Public Accountant (CPA) examination and is a CFA® charterholder.

Value Equity Fund

Howard Gleicher and Gregory D. Padilla are primarily responsible for the day-to-day portfolio management of the Value Equity Fund. While the team aims for any portfolio decision to be unanimous among the two co-portfolio managers, Mr. Gleicher has ultimate responsibility for portfolio construction and investment decision making for the strategy.

Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle Capital, has 37 years of investment experience. Information on Mr. Gleicher’s background can be found under “Global Equity Fund” above.

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Gregory D. Padilla, CFA, Principal, Portfolio Manager and member of the firm’s research team, has 16 years of investment experience. He has been a portfolio manager of the Value Equity Fund since February 9, 2018. Information on Mr. Padilla’s background can be found under “Global Equity Fund” above.

Small Cap Equity Fund

David Adams and Jack McPherson are jointly and primarily responsible for the day-to-day management of the Small Cap Equity Fund. All investment decisions are made by the portfolio managers as a team.

David M. Adams, CFA, has 32 years of investment experience. Mr. Adams has been a Principal, Chief Executive Officer and Portfolio Manager, as well as a member of Aristotle Boston’s investment team since January 1, 2015. Prior to joining Aristotle Boston, Mr. Adams served as Managing Director and Portfolio Co-Manager at Eagle Boston Investment Management (“Eagle Boston”) from November 2006 to December 2014. Prior to working for Eagle Boston, he served as Vice President and Portfolio Manager at Pioneer Investment Management, Inc. Mr. Adams holds a Bachelor of Science degree in Finance and Economics and a Master of Science degree in Finance from Boston College. He is a CFA® charterholder.

Jack McPherson, CFA, has 34 years of investment experience. Mr. McPherson has been a Principal, President and Portfolio Manager, as well as a member of Aristotle Boston’s investment team since January 1, 2015. Prior to joining Aristotle Boston, Mr. McPherson served as Managing Director and Portfolio Co-Manager at Eagle Boston from November 2006 to December 2014. Prior to working for Eagle Boston, Mr. McPherson served as Vice President and Portfolio Manager at Pioneer Investment Management, Inc. (“Pioneer”). Before working for Pioneer, he was a Security Analyst at Middleton & Company, Inc.; a Vice President and Equity Analyst at Evergreen Investment Management Company, LLC; and an Equity Analyst at Pell, Rudman & Company, Inc. Mr. McPherson holds a Bachelor of Science degree in Finance from Northeastern University and a Master of Business Administration from Babson College. He is a CFA® charterholder.

Core Equity Fund

Owen Fitzpatrick, Thomas Hynes and Brendan O’Neill are jointly and primarily responsible for the day-to-day portfolio management of the Core Equity Fund. All investment decisions are made by the portfolio managers as a team.

Owen Fitzpatrick, CFA, is a Principal, Managing Director, Lead Portfolio Manager and Senior Research Analyst at Aristotle Atlantic. He has 35 years of experience in the trust and investment management industries. Prior to joining Aristotle Atlantic in 2016, Mr. Fitzpatrick had multiple roles at Deutsche Asset Management from 1995 to 2016, including Managing Director and Head of the U.S. Equity Platform. As Head of U.S. Equities, Mr. Fitzpatrick oversaw all active U.S. equity strategies, and as a Portfolio Manager, he managed the Large Cap Growth and Large Cap Core portfolios. Prior to Deutsche Asset Management, Mr. Fitzpatrick managed equity portfolios for Chemical Bank, where he was also responsible for research coverage of the consumer cyclical sector. Additionally, he served as a Portfolio Manager at Manufacturers Hanover Trust. Mr. Fitzpatrick earned his Bachelor of Science degree in Finance and his Master of Business Administration from Fordham University. He is a CFA® charterholder.

Thomas M. Hynes, Jr., CFA, is a Principal, Managing Director, Portfolio Manager and Senior Research Analyst at Aristotle Atlantic. He has 27 years of experience in the investment management industry. Prior to joining Aristotle Atlantic in 2016, Mr. Hynes worked as a Portfolio Manager and Senior Analyst for Deutsche Asset Management from 2007 to 2016. Mr. Hynes’ previous experience also includes serving as a Director and Client Portfolio Manager at Citigroup Asset Management and as a Director for Deutsche Bank Private Wealth Management. Mr. Hynes earned his Bachelor of Science degree in Finance and Economics from Fordham University. He is a CFA® charterholder.

Brendan O’Neill, CFA, is a Principal, Director, Portfolio Manager and Senior Research Analyst at Aristotle Atlantic. He has 22 years of experience in the investment management industry. Prior to joining Aristotle Atlantic in 2016, Mr. O’Neill worked as a Portfolio Manager and as a Research Analyst at Deutsche Asset Management from 2000 to 2016. He earned his Bachelor of Arts degree in Economics from Queens College, CUNY and his Master of Science degree in Finance from Zicklin School of Business, Baruch College. He is a CFA® charterholder.

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The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisors or any other service provider for the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The respective Advisor of each Fund has contractually agreed to waive its fees and/or pay for operating expenses of its Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.80%, 0.80%, 0.62%, 0.69%, 0.90% and 0.65% of the average daily net assets of the Global Equity Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund, respectively. Each agreement is effective until April 30, 2023, and may be terminated before that date only by the Trust’s Board of Trustees. Prior to March 1, 2020, Aristotle Capital limited expenses of the Value Equity Fund to 0.78% of the average daily net assets of the Fund.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Fund’s Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause a Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before its Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Prior Performance for Similar Accounts Managed by the Advisors

Aristotle Value Equity Strategy

The following tables set forth performance data relating to the historical performance of all accounts (including registered investment companies) managed by Aristotle Capital for the periods indicated that have investment objectives, policies, and strategies substantially similar to those of the Value Equity Fund. The data is provided to illustrate the past performance of Aristotle Capital in managing substantially similar accounts as measured against market indices and does not represent the performance of the Value Equity Fund. You should not consider this performance data as an indication of future performance of the Value Equity Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Value Equity Fund is subject, or to the diversification requirements, specific tax restrictions investment limitations, and other restrictions imposed on the Value Equity Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

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The composite returns below were calculated in accordance with recognized industry standards which are calculated differently than the SEC method for calculating performance for registered investment companies. Monthly returns of the composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis) by asset weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns.

Average Annual Total Returns

For the Periods Ended December 31, 2021

	One Year	Five Years	Ten Years
Value Equity Composite
Net Returns, after fees/expenses*	25.54%	16.52%	16.43%
Gross Returns	25.87%	16.88%	16.82%
Russell 1000 Value Index	25.16%	11.16%	12.96%
S&P 500 Index	28.71%	18.46%	16.54%

*	The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The Aristotle Value Equity Composite was created in November 2010. From November 1, 2010, until October 1, 2011, the Value Equity Composite was known as the Large Cap Value Equity Composite. The Aristotle Value Equity Composite includes all discretionary accounts managed in the strategy. The strategy focuses on what Aristotle Capital believes to be high-quality U.S. businesses and ADRs which appear to be trading at a discount to their fair value and have a minimum market capitalization of approximately $2 billion. Returns are presented net of trading costs. Net returns reflect the additional deduction of management fees and are based on the actual account level net returns. Performance is expressed in U.S. Dollars. Dividends are recorded gross of withholding taxes.

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

Aristotle Small Cap Equity Strategy

The following tables set forth performance data relating to the historical performance of all accounts managed by the Small Cap Equity Fund’s portfolio managers, David Adams, CFA and Jack McPherson, CFA for the periods indicated that have investment objectives, policies, and strategies substantially similar to those of the Small Cap Equity Fund. The data is provided to illustrate the past performance of Messrs. Adams and McPherson in managing substantially similar accounts as measured against market indices and does not represent the performance of the Small Cap Equity Fund. You should not consider this performance data as an indication of future performance of the Small Cap Equity Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Small Cap Equity Fund is subject, or to the diversification requirements, specific tax restrictions, investment limitations, and other restrictions imposed on the Small Cap Equity Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

The composite returns below were calculated in accordance with recognized industry standards which are calculated differently than the SEC method for calculating performance for registered investment companies. Monthly returns of the composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis) by asset weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns.

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Average Annual Total Returns

For the Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (11/1/2006)
Eagle Boston Institutional Small Cap Equity Composite
Net Returns, after fees/expenses*	2.50%	15.16%	9.09%
Gross Returns	3.33%	16.00%	10.08%
Russell 2000 Index	4.89%	15.55%	7.15%

Average Annual Total Returns

For the Periods Ended December 31, 2021

	One Year	Three Years	Five Years	Since Inception (1/1/2015)
Aristotle Small Cap Equity Composite
Net Returns, after fees/expenses*	19.24%	17.46%	11.04%	10.89%
Gross Returns	19.88%	18.10%	11.62%	11.46%
Russell 2000 Index	14.82%	20.00%	12.01%	10.75%

*	The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

Aristotle Boston began managing the Aristotle Small Cap Equity strategy on January 1, 2015. The performance returns shown in the above table for the periods prior to January 1, 2015, are those of the Eagle Boston Institutional Small Cap Equity Composite, which was managed by David Adams, CFA and Jack McPherson, CFA at Eagle Boston, their prior employer. Messrs. Adams and McPherson were jointly and primarily responsible for the day-to-day management of the Eagle Boston Small Cap Equity strategy, which had an inception date of November 1, 2006. Messrs. Adams and McPherson continue to be the portfolio managers jointly and primarily responsible for the day-to-day management of the Aristotle Small Cap Equity strategy. Composite returns are presented gross and net of actual investment advisory fees. The index returns are net of withholding taxes. Dividends are recorded gross of withholding taxes. Returns are presented net of trading costs. Net returns reflect the additional deduction of management fees and are based on the actual account level net returns. Performance is expressed in U.S. Dollars.

The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index.

SHAREHOLDER SERVICE PLAN

Shareholder Servicing Fee

The International Equity Fund, Small Cap Equity Fund and Core Equity Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from a Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

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Additional Payments to Broker-Dealers and Other Financial Intermediaries

Each Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Each Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of each Fund’s shares is the net asset value per share (“NAV”). Each Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each Fund is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

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Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

PURCHASE OF SHARES

Buying Fund Shares

This Prospectus offers one class of shares of each Fund, designated as Class I shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem share, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

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Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Fund’s transfer agent (the “Transfer Agent”) or by telephone by calling 1-888-661-6691. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-661-6691 at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Aristotle Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

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Methods of Buying

Through a broker- dealer or other financial intermediary	Each Fund is offered through certain approved financial intermediaries (and their agents). Each Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of a Fund or for additional information.
By mail	A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Aristotle Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Aristotle Funds 235 West Galena Street Milwaukee, Wisconsin 53212

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-661-6691 and you will be allowed to move money in amounts of at least $10,000 but not greater than $50,000, from your bank account to the applicable Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

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By wire	To open an account with a Fund by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to Aristotle Funds

A/C # 9871996468

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-661-6691 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with a Fund as described below.
By mail	You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to Aristotle Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Aristotle Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Aristotle Funds 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•   You wish to redeem more than $50,000 worth of shares;

•   When redemption proceeds are sent to any person, address or bank account    not on record;

•   If a change of address was received by the Transfer Agent within the last 15    days;

•   If ownership is changed on your account; or

•   When establishing or modifying certain services on your account.

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By telephone	To redeem shares by telephone, call the Funds at 1-888-661-6691 and specify the amount of money you wish to redeem from the relevant Fund. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with a Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-888-661-6691. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•  The Fund account number;

•  The name in which his or her account is registered;

•  The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•  The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

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Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-661-6691. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. A Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. A Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. A Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If a Fund redeems your shares in-kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below $1,000 due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

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Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee	You will be charged a redemption fee of 1.00% of the value of the Fund shares being redeemed if you redeem your shares of a Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by a Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by a Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if a Fund’s Advisor determines that doing so is in the best interests of the Fund.

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Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of a Fund into shares of other funds managed by the Advisors or their affiliates, which are offered in this or a separate prospectus. (Please contact the Funds at 1-888-661-6691 to receive the prospectus for the other fund.) The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

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Availability of Information

The Prospectus and SAI are available on the Funds’ website at www.aristotlefunds.com.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Advisors, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Global Equity Fund, International Equity Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund will make distributions of net investment income, if any, at least annually, typically in December. The Strategic Credit Fund will make distributions of net investment income monthly. Each Fund makes distributions of its net capital gains, if any, at least annually. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

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Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Since the Strategic Credit Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request (see back cover).

Aristotle/Saul Global Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.18	$12.79	$10.76	$13.29	$11.59
Income from Investment Operations:
Net investment income[1]	0.11	0.11	0.12	0.13	0.09
Net realized and unrealized gain (loss)	2.65	2.01	2.83	(1.35)	1.68
Total from investment operations	2.76	2.12	2.95	(1.22)	1.77
Less Distributions:
From net investment income	(0.11)	(0.12)	(0.17)	(0.23)	(0.07)
From net realized gain	(0.30)	(0.61)	(0.75)	(1.08)	-
Total distributions	(0.41)	(0.73)	(0.92)	(1.31)	(0.07)
Redemption fee proceeds[1]	- [2]	- [2]	-	- [2]	- [2]
Net asset value, end of period	$16.53	$14.18	$12.79	$10.76	$13.29
Total return[3]	19.54%	16.68%	27.55%	(9.53)%	15.29%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$94,029	$69,128	$70,240	$64,844	$107,728
Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.95%	1.07%	1.02%	1.20%	1.25%
After fees waived and expenses absorbed	0.80%	0.80%	0.80%	0.93%[4]	0.98%
Ratio of net investment income to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.55%	0.63%	0.75%	0.71%	0.46%
After fees waived and expenses absorbed	0.70%	0.90%	0.97%	0.98%	0.73%
Portfolio turnover rate	13%	12%	22%	37%	27%

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.98%.
69

Aristotle International Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.80	$11.66	$9.54	$10.74	$8.89
Income from Investment Operations:
Net investment income[1]	0.13	0.10	0.18	0.16	0.15
Net realized and unrealized gain (loss)	1.88	1.11	2.11	(1.22)	1.86
Total from investment operations	2.01	1.21	2.29	(1.06)	2.01
Less Distributions:
From net investment income	(0.11)	(0.07)	(0.15)	(0.14)	(0.16)
From net realized gain	(0.14)	-	(0.02)	-	-
From return of capital	- [2]	-	-	-	-
Total distributions	(0.25)	(0.07)	(0.17)	(0.14)	(0.16)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$14.56	$12.80	$11.66	$9.54	$10.74
Total return[3]	15.79%	10.40%	23.98%	(9.89)%	22.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$391,477	$245,021	$91,225	$45,636	$16,677
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.93%	1.04%	1.17%	1.42%	2.38%
After fees waived and expenses absorbed	0.80%	0.80%	0.80%	0.88%[4]	0.93%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.78%	0.72%	1.26%	0.90%	0.09%
After fees waived and expenses absorbed	0.91%	0.96%	1.63%	1.44%	1.54%
Portfolio turnover rate	10%	14%	11%	17%	10%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.93%.

70

Aristotle Strategic Credit Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.46	$10.07	$9.39	$9.96	$9.94
Income from Investment Operations:
Net investment income[1]	0.32	0.32	0.40	0.41	0.41
Net realized and unrealized gain (loss)	(0.06)	0.39	0.68	(0.56)	0.02
Total from investment operations	0.26	0.71	1.08	(0.15)	0.43
Less Distributions:
From net investment income	(0.32)	(0.32)	(0.40)	(0.42)	(0.41)
From net realized gain	-	-	-	-	-
Total distributions	(0.32)	(0.32)	(0.40)	(0.42)	(0.41)
Net asset value, end of period	$10.40	$10.46	$10.07	$9.39	$9.96
Total return[2]	2.56%	7.26%	11.71%	(1.58)%	4.35%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,612	$8,631	$5,972	$4,818	$7,251
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.72%	3.22%	3.94%	4.03%	2.96%
After fees waived and expenses absorbed	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.94%	0.60%	0.69%	0.80%	1.73%
After fees waived and expenses absorbed	3.04%	3.20%	4.01%	4.21%	4.07%
Portfolio turnover rate	104%	46%	54%	89%	69%

1	Based on average shares outstanding for the period.
2	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

71

Aristotle Value Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.83	$14.79	$11.29	$12.64	$10.45
Income from Investment Operations:
Net investment income[1]	0.16	0.13	0.13	0.13	0.11
Net realized and unrealized gain (loss)	4.03	2.00	3.50	(1.33)	2.20
Total from investment operations	4.19	2.13	3.63	(1.20)	2.31
Less Distributions:
From net investment income	(0.13)	(0.09)	(0.13)	(0.07)	(0.06)
From net realized gain	(0.34)	-	-	(0.08)	(0.06)
Total distributions	(0.47)	(0.09)	(0.13)	(0.15)	(0.12)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-
Net asset value, end of period	$20.55	$16.83	$14.79	$11.29	$12.64
Total return[3]	24.90%	14.38%	32.18%	(9.53)%	22.12%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$947,191	$396,792	$99,537	$98,731	$9,170
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.71%	0.79%	0.93%	0.96%	4.53%
After fees waived and expenses absorbed	0.69%	0.70%[4]	0.78%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.78%	0.83%	0.82%	0.89%	(2.80)%
After fees waived and expenses absorbed	0.80%	0.92%	0.97%	1.07%	0.95%
Portfolio turnover rate	14%	14%	86%	18%	14%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Effective March 1, 2020, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of average daily net assets of the Fund. Prior to March 1, 2020, the annual operating expense limitation was 0.78%.

72

Aristotle Small Cap Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.90	$12.96	$10.74	$12.83	$11.40
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.01	0.01	0.01	- [2]
Net realized and unrealized gain (loss)	2.61	1.19	2.41	(1.56)	2.03
Total from investment operations	2.60	1.20	2.42	(1.55)	2.03
Less Distributions:
From net investment income	- [2]	- [2]	- [2]	(0.01)	-
From net realized gain	(0.51)	(0.26)	(0.20)	(0.53)	(0.60)
Total distributions	(0.51)	(0.26)	(0.20)	(0.54)	(0.60)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	- [2]
Net asset value, end of period	$15.99	$13.90	$12.96	$10.74	$12.83
Total return[3]	18.87%	9.31%	22.59%	(12.29)%	17.87%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$215,876	$161,570	$117,255	$40,902	$11,422
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.00%	1.13%	1.16%	1.44%	4.96%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	1.04%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.16)%	(0.17)%	(0.21)%	(0.46)%	(3.90)%
After fees waived and expenses absorbed	(0.06)%	0.06%	0.05%	0.08%	0.02%
Portfolio turnover rate	14%	24%	59%	94%	42%

1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Effective September 1, 2017, the Advisor has contractually agreed to limit the operating expense to 0.90%. Prior to September 1, 2017, the Advisor had contractually agreed to limit the operating expenses to 1.15%.

73

Aristotle Core Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period March 31, 2017* through December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.86	$14.33	$10.66	$11.42	$10.00
Income from Investment Operations:
Net investment income[1]	0.07	0.10	0.09	0.08	0.07
Net realized and unrealized gain (loss)	4.28	3.58	3.67	(0.72)	1.39
Total from investment operations	4.35	3.68	3.76	(0.64)	1.46
Less Distributions:
From net investment income	(0.06)	(0.07)	(0.07)	(0.07)	(0.04)
From net realized gain	(0.28)	(0.08)	(0.02)	(0.05)	-
Total distributions	(0.34)	(0.15)	(0.09)	(0.12)	(0.04)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	-
Net asset value, end of period	$21.87	$17.86	$14.33	$10.66	$11.42
Total return[3]	24.34%	25.69%	35.24%	(5.66)%	14.64%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$178,513	$90,679	$27,269	$10,755	$6,880
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.79%	0.96%	1.47%	2.59%	5.85%[5]
After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%	0.65%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.19%	0.31%	(0.15)%	(1.28)%	(4.40)%[5]
After fees waived and expenses absorbed	0.33%	0.62%	0.67%	0.66%	0.80%[5]
Portfolio turnover rate	8%	20%	18%	32%	22%[4]

*	Commencement of operations
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.

74

APPENDIX A

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Funds, Class I Shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Class I Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Class I Share is waived for transactions through such brokerage platforms at UBS-FS.

75

Investment Advisors

Aristotle/Saul Global Equity Fund

Aristotle International Equity Fund

Aristotle Value Equity Fund
Aristotle Capital Management, LLC

11100 Santa Monica Blvd., Suite 1700

Los Angeles, California 90025

Aristotle Strategic Credit Fund

Aristotle Credit Partners, LLC

840 Newport Center Drive, Suite 600

Newport Beach, California 92660

Aristotle Small Cap Equity Fund

Aristotle Capital Boston, LLC

One Federal Street, 36th Floor

Boston, Massachusetts 02110

Aristotle Core Equity Fund

Aristotle Atlantic Partners, LLC

489 5th Avenue, 10th Floor

New York, New York 10017

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Counsel to the Trust

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S. 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102-2529

76

Aristotle/Saul Global Equity Fund

Aristotle International Equity Fund

Aristotle Strategic Credit Fund

Aristotle Value Equity Fund

Aristotle Small Cap Equity Fund

Aristotle Core Equity Fund

Each a series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

Each Fund’s SAI and annual and semi-annual reports are available free of charge on the Funds’ website at www.aristotlefunds.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Fund or by calling the Funds (toll-free) at 1-888-661-6691 or by writing to:

Aristotle Funds

P.O. Box 2175

Milwaukee, Wisconsin 53201

Reports and other information about the Funds are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811- 21719.)

77

Statement of Additional Information

May 1, 2022

Aristotle/Saul Global Equity Fund

Class I Shares (Ticker Symbol: ARSOX)

Aristotle International Equity Fund

Class I Shares (Ticker Symbol: ARSFX)

Aristotle Strategic Credit Fund

Class I Shares (Ticker Symbol: ARSSX)

Aristotle Value Equity Fund

Class I Shares (Ticker Symbol: ARSQX)

Aristotle Small Cap Equity Fund

Class I Shares (Ticker Symbol: ARSBX)

Aristotle Core Equity Fund

Class I Shares (Ticker Symbol: ARSLX)

each a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated May 1, 2022 (the “Prospectus”), as may be amended from time to time, for the Aristotle/Saul Global Equity Fund (the “Global Equity Fund”), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”), Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund”), and Aristotle Core Equity Fund (the “Core Equity Fund”) (each, a “Fund” and together, the “Funds”), each a series of Investment Managers Series Trust (the “Trust”). Aristotle Capital Management, LLC (“Aristotle Capital”) is the investment advisor to the Global Equity Fund, International Equity Fund and Value Equity Fund. Aristotle Credit Partners, LLC (“Aristotle Credit”) is the investment advisor to the Strategic Credit Fund. Aristotle Capital Boston, LLC (“Aristotle Boston”) is the investment advisor to the Small Cap Equity Fund. Aristotle Atlantic Partners, LLC is the investment advisor to the Core Equity Fund. Each investment advisor may be referred to herein as an “Advisor” or together as the “Advisors.” A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number specified below. The Funds’ Annual Report to shareholders for the fiscal year ended December 31, 2021, is incorporated by reference herein. A copy of the Funds’ Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.

Aristotle Funds

P.O. Box 2175

Milwaukee, Wisconsin 53201

1-888-661-6691

B-1

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	B-3
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-3
MANAGEMENT OF THE FUNDS	B-30
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-45
PORTFOLIO TURNOVER	B-47
PROXY VOTING POLICY	B-47
ANTI-MONEY LAUNDERING PROGRAM	B-47
PORTFOLIO HOLDINGS INFORMATION	B-48
DETERMINATION OF NET ASSET VALUE	B-49
PURCHASE AND REDEMPTION OF FUND SHARES	B-51
FEDERAL INCOME TAX MATTERS	B-51
DIVIDENDS AND DISTRIBUTIONS	B-57
GENERAL INFORMATION	B-58
FINANCIAL STATEMENTS	B-59
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	B-60
APPENDIX B – PROXY POLICIES AND GUIDELINES	B-65

B-2

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each Fund is classified as a diversified fund, which means they are subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund.

The Funds invest in a variety of securities and other instruments and employ a number of investment techniques that involve certain risks. The Prospectus highlights the Funds’ principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. Following the table is further information describing the investments and techniques listed in the table; references to “Funds” or “Fund” in that information refer to the applicable Funds indicated in the table.

Securities and Investment Techniques	Aristotle/Saul Global Equity Fund	Aristotle International Equity Fund	Aristotle Strategic Credit Fund	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund	Aristotle Core Equity Fund
Borrowing						X*

Equity Securities	X	X	X*	X	X	X
Common Stock	X	X	X*	X	X	X
Small and Mid-Capitalization Stock	X	X		X	X	X
Convertible Securities	X*			X*	X*	X
Exchange-Traded Funds	X		X*	X	X	X
Exchange-Traded Notes			X*
Investment Company Securities	X		X*	X	X	X*
Closed-End Funds			X*
Other Pooled Investment Vehicles			X*			X*
Preferred Stock	X*	X	X*	X*	X*	X
Master Limited Partnerships			X*	X*
Real Estate Investment Trusts	X*	X*		X	X	X
Warrants and Rights	X*	X	X*	X*	X*	X

Fixed Income Securities			X		X*	X*
Debt Securities			X		X*	X*
Corporate Debt Securities			X
Bank Loans			X

B-3

Convertible Securities			X
Delayed Funding Loans			X
Floating Rate Securities			X
Lower Rated/High Yield Debt Securities			X
Investment Grade Securities			X		X*
Over-the-Counter Transactions			X
High Yield Securities			X
Revolving Credit Facilities			X
Securitized Products			X*
Collateralized Debt Obligations			X*
Stripped Securities			X*
Structured Investments			X*
Mortgage-Backed Securities			X*
Asset-Backed and Commercial Mortgage-Backed Securities			X*
Agency Obligations			X*
U.S. Government Obligations		X*	X*	X*	X*	X*
Unrated Debt Securities			X*
When-Issued or Delayed-Delivery Securities			X*
Zero-Coupon Securities			X*

Foreign Investments	X	X	X	X	X*	X
Depository Receipts	X	X		X	X*	X
Emerging Markets	X	X	X	X*	X*
Foreign Currency Transactions	X	X	X*	X*	X*
Sovereign Debt Obligations			X

Illiquid and Restricted Securities	X*	X*	X*	X*	X*	X*

Lending Portfolio Securities	X*	X*	X*	X*	X*	X*

Private Placements			X			X*

Repurchase Agreements	X*	X*	X*	X*	X*

Reverse Repurchase Agreements			X*

Short Term Investments	X*	X*	X*	X*	X*	X*
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits	X*	X*	X*	X*	X*	X*
Savings Association Obligations	X*	X*	X*	X*	X*	X*
Commercial Paper, Short-Term Notes and Other Corporate Obligations	X*	X*	X*	X*	X*	X*

Temporary Investments	X*	X*	X*	X*	X*	X*

*	Non-principal investment strategy for the Fund.
B-4

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Equity Securities

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

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Small-Cap and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid-cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation, although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

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Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Investment Company Securities

The Funds may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of an acquired fund and acquiring fund relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires funds that are relying on the rule, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	Each Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	Each Fund and it “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

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i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	each Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Funds. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

Under certain circumstances an open-end investment company in which each Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which each Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Exchange-Traded Funds (“ETFs”)

The Funds may invest in ETFs, which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

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The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Exchange-Traded Notes (“ETNs”)

The Funds may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Other pooled Investment Vehicles

The Funds may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that a Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, a Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees a Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

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REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Master Limited Partnerships (“MLPs”)

The Funds may invest in MLPs. An MLP is an entity receiving partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Debt Securities

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

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Certain additional risk factors related to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties related to the security or other assets or indices.

Payment Expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisors attempt to reduce the risks described above through diversification of a Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline.

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Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

The Funds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Funds may invest in below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”) and bank loans. Investment grade securities are those rated “BBB” or better by S&P or “Baa” or better by Moody’s each of which are considered a nationally recognized statistical rating organization (“NRSRO”). Securities rated “BBB” by S&P are considered investment grade, but Moody’s considers securities rated “Baa” to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated debt securities that the Advisor believes are of comparable quality to the rated securities in which the Funds may purchase.

Over-the-Counter Transactions – Fixed Income Securities

The Funds may enter into over-the-counter (“OTC”) transactions involving fixed income securities. OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Corporate Debt Securities

The Funds may invest in corporate debt securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

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Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Funds to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Investment Grade Securities. The Funds may invest in investment grade securities. Investment grade securities are those rated in the “Baa3” or higher categories by Moody’s, or in the “BBB-” or higher categories by S&P, or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by a Fund’s Advisor to be of comparable credit quality.

Lower-Rated Debt Securities. The Funds may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, an Advisor will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when an Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

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Bank Loans. The Funds may invest in bank loans. Bank loans may be Senior Loans (known as first lien loans) or Subordinated Loans (known as second lien or unsecured loans). Senior Loans are loans that are senior in repayment priority to other debt of the borrower. Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate.” The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.

Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation (“Loan Collateral”). In addition, Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Subordinated Loans (or second lien or unsecured loans) have claims on collateral that are junior to those of Senior Loans. These Subordinated Loans typically have less restrictive maintenance covenant levels than that of many Senior Loans. As a result, these Subordinated Loans are generally considered more risky than Senior Loans and usually have higher yields than Senior Loans.

It is anticipated the Strategic Credit Fund will primarily purchase bank loans by assignment as described above, however, the Fund may make investments in bank loan participations rather than purchasing a bank loan by assignment. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”.

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On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a bank loan by a borrower or an amendment fee.

In a typical Senior Loan, the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Fund and other investors in the bank loan. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The typical practice of an Agent or an investor in the Bank Loan (like the Fund) in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.

The Strategic Credit Fund may purchase and retain in its portfolio a bank loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative. The Fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation. In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Advisor believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a bank loan held by the Fund.

In some instances, other accounts managed by the Advisor may hold other securities issued by borrowers the bank loan of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to a Senior Loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the Advisor may owe conflicting fiduciary duties to the Fund and other client accounts. The Advisor will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Advisor’s client accounts collectively held only a single category of the issuer’s securities.

Delayed Funding Loans and Revolving Credit Facilities. The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or “earmark” liquid assets, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

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Convertible Securities. The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Strategic Credit Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisor, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are subject to the risks associated generally with fixed income securities.

Floating Rate Securities

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.

Securitized Products

The Funds may invest in securitized products. Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations

The Funds may invest in Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans and bonds. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Strategic Credit Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Structured Investments

The Funds may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Strategic Credit Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

B-17

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed and Commercial Mortgage-Backed Securities

The Funds may invest in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). ABS include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

ABS are securities backed by installment contracts, credit card receivables or other assets. CMBS are securities backed by commercial real estate properties. Both ABS and CMBS represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of ABS and CMBS varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an ABS or CMBS’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Government Obligations

The Funds may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Funds may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

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When-Issued or Delayed-Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

Zero-Coupon Securities

The Funds may invest in zero-coupon securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause the Strategic Credit Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Stripped Securities

The Funds may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

B-19

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Unrated Debt Securities

The Funds may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Foreign Investments

The Funds may invest in foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

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Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depository Receipts

The Funds may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though each Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Sovereign Debt Obligations

The Funds may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging Markets

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

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Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Funds or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for a Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.

Foreign Currency Transactions

The Funds may conduct foreign currency exchange transactions on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions or to exchange one currency for another. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gains that could result from an increase in the value of such currencies. Currency exchange rates may be volatile and a Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, market or economic downswings, or other relevant factors, such as the actions of governments or central banks, the imposition of currency controls, and speculation. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks.

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There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Funds may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Funds.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Funds’ LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Funds’ investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Funds can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

A Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

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Private Placements and Restricted Securities

The Fund may invest in private placement and restricted securities. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, to accredited investors as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements and other restricted securities may only be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of the limitation on investment in illiquid securities by the Fund discussed below under “Illiquid Securities.” However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investing in private placement and other restricted securities is subject to certain risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

The Fund intends to limit the purchase of private placements and other restricted securities, together with other securities considered to be illiquid, to not more than 15% of its net assets.

Short-Term Investments

Each Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which each Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

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As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, each Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Fund’s Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. A Fund’s Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Fund’s Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Funds may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

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Borrowing

The Funds may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Fund’s Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Fund’s Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and its investment restrictions, each Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. Each Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

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Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022. The United States, the European Union, the United Kingdom, and their global allies may impose additional sanctions or other intergovernmental actions against Russia in the future, but Russia may respond in kind by imposing retaliatory economic sanctions or countermeasures. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

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General. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Cybersecurity Risk

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting a Fund or its Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cybersecurity risk management purposes. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attach tactics, and there is the possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cybersecurity plans or systems implemented by their service providers.

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Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

LIBOR Risk

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. Various financial industry groups have been planning for the transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the applicable phase out. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed), and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Except with respect to the International Equity Fund, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

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4.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as (REITs));

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets;

7.a.	With respect to the Global Equity Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund, and Small Cap Equity Fund only, purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products); or

7.b.	With respect to the Core Equity Fund only, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Core Equity Fund from purchasing, selling or entering into futures contracts or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with each Advisor and the Funds’ co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that each Fund’s Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun, William H. Young and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	6	361 Social Infrastructure Fund, a closed-end investment company. (December 2019 – April 2022).
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6	361 Social Infrastructure Fund, a closed-end investment company (December 2019 – April 2022); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	6	361 Social Infrastructure Fund, a closed-end investment company (December 2019 – April 2022).
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	6	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company (December 2019 – April 2022).

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	6	Investment Managers Series Trust II, a registered investment company (includes 16 portfolios); 361 Social Infrastructure Fund, a closed-end investment company (December 2019 – April 2022).
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	6	361 Social Infrastructure Fund, a closed-end investment company (December 2019 – April 2022).
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Treasurer, 361 Social Infrastructure Fund (December 2019 – April 2022).	N/A	N/A

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trusteed	Other Directorships Held by Trustee During the Past Five Yearse
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – April 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Secretary, 361 Social Infrastructure Fund (December 2019 – April 2022).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to funds managed by the same investment advisor, or to funds that have an investment advisor that is an affiliated person of the investment advisor of any of the other funds in the Trust. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Compensation

Effective April 1, 2022, each Independent Trustee receives a quarterly retainer of $35,000. Previously, each Independent Trustee received a quarterly retainer of $32,500. Each Independent Trustee also receives $4,000 for each special in-person meeting attended and $1,500 for each telephonic meeting attended. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; and each of Mr. Young, Mr. Miller and Mr. Zader receives an additional annual retainer of $10,000 for serving as Audit Committee Chair, Valuation Committee Chair and Nominating, Governance and Regulatory Review Committee Chair, respectively. The Trust has no pension or retirement plan.

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The Trustees may elect to defer payment of their compensation from the Funds pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation form the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustees from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

	Charles H. Miller, Trustee and Valuation Committee Chair	Ashley Toomey Rabun, Trustee and Chairperson	William H. Young, Trustee and Audit Committee Chair	John P. Zader, Trustee and Nominating, Governance and Regulatory Review Committee Chair
Global Equity Fund[1]	$1,394	$1,544	$1,394	$1,394
International Equity Fund[1]	$1,785	$1,976	$1,785	$1,785
Strategic Credit Fund[1]	$1,269	$1,405	$1,269	$1,269
Value Equity Fund[1]	$2,374	$2,629	$2,374	$2,374
Small Cap Equity Fund[1]	$1,595	$1,766	$1,595	$1,595
Core Equity Fund[1]	$1,477	$1,635	$1,477	$1,477
Pension or Retirement Benefits Accrued as Part of Fund Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees[1,2]	$9,894	$10,955	$9,894	$9,894

1	Messrs. Miller and Zader each elected to defer payments of their compensation from the Funds under the Funds’ non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Funds. As of the fiscal year ended December 31, 2021, the total amount of deferred compensation payable to Ms. Rabun and Messrs. Miller and Zader was $29,980, $113,792 and $220,938, respectively.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor, or to funds that have an investment advisor that is an affiliated person of the investment advisor of any of the other funds in the Trust. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services. For the Funds’ fiscal year ended December 31, 2021, the aggregate Independent Trustees’ fees for the Trust were $575,000.

Mr. Banhazl and Ms. Quill are not compensated for their service as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl and June 2019 for Ms. Quill) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

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The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Ms. Quill and Mr. Zader (at the time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl and Ms. Quill, their positions with Mutual Fund Administration, LLC and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

•	Ms. Quill has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of Mr. Miller, Ms. Rabun and Mr. Young and is chaired by Mr. Young. It does not include any Interested Trustees. During the fiscal year ended December 31, 2021, the Audit Committee met twice with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee met once during the fiscal year ended December 31, 2021.

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•	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by the officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee met once during the fiscal year ended December 31, 2021 with respect to the Small Cap Equity Fund. The Valuation Committee did not meet during the fiscal year ended December 31, 2021 with respect to the Global Equity Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund, or Core Equity Fund.

Independent Trustees comprise 67% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of each Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to each Advisor the importance of maintaining vigorous risk management programs and procedures.

Each Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the overall supervision of the Board, the Advisor and other service providers to a Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of December 31, 2021, is set forth in the following table.

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Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	Above $100,000
John P. Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	Above $100,000
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

The following table lists the control persons of the Funds as of March 31, 2022. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.1 Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Fund	Control Person	Jurisdiction	Percentage of Total Outstanding Shares of the Fund as of March 31, 2022
Global Equity Fund	Merrill Lynch Pierce Fenner & Smith	FL	50.19%
International Equity Fund	National Financial Services LLC	NY	39.64%
Strategic Credit Fund	Charles Schwab & Co Inc	CA	46.32%
	National Financial Services LLC	NY	38.05%
Value Equity Fund	Morgan Stanley Smith Barney LLC	NY	64.58%
Small Cap Equity Fund	National Financial Services LLC	NY	52.92%
Core Equity Fund	Charles Schwab & Co Inc	CA	60.57%
	National Financial Services LLC	NY	27.34%

1	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

The following table lists the principal shareholders of the Funds as of March 31, 2022. The principal shareholders are holders of record of 5% or more of the outstanding shares of the indicated class of the Funds including the listed shareholders that are financial intermediaries.1

Fund	Principal Shareholder	Percentage of Total Outstanding Shares of the Class as of March 31, 2022
Global Equity Fund Class I	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	50.19%
	National Financial Services LLC New York, NY 10281	27.34%
	Gleicher Family Trust Irvine, CA 92603	5.56%
International Equity Fund Class I	National Financial Services LLC New York, NY 10281	39.64%

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Fund	Principal Shareholder	Percentage of Total Outstanding Shares of the Class as of March 31, 2022
	Morgan Stanley Smith Barney LLC New York, NY 10004	22.11%
	John Hancock Trust Company LLC Westwood, MA 02090	10.98%
	Charles Schwab & Co Inc San Francisco, CA 94105	6.66%
	UBS WM USA Weehawken, NJ 07086-6761	6.43%
Strategic Credit Fund Class I	Charles Schwab & Co Inc San Francisco, CA 94105	46.32%
	National Financial Services LLC New York, NY 10281	38.05%
	SEI Private Trust Company Oaks, PA 19456	6.76%
Value Equity Fund Class I	Morgan Stanley Smith Barney LLC New York, NY 10004	64.58%
	National Financial Services LLC New York, NY 10281	6.55%
	Charles Schwab & Co Inc San Francisco, CA 94105	6.48%
Small Cap Equity Fund Class I	National Financial Services LLC New York, NY 10281	52.92%
	SEI Private Trust Company Oaks, PA 19456	15.06%
	Vanguard Fiduciary Trust Company Valley Forge, PA 19482	13.51%
Core Equity Fund Class I	Charles Schwab & Co Inc San Francisco, CA 94105	60.57%
	National Financial Services LLC New York, NY 10281	27.34%

1	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of March 31, 2022, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of any Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisors, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisors

Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”), located at 11100 Santa Monica Blvd, Suite 1700, Los Angeles, California 90025, acts as investment advisor to the Global Equity Fund, International Equity Fund and Value Equity Fund pursuant to an Investment Advisory Agreement (the “Aristotle Capital Advisory Agreement”). The principal owners of Aristotle Capital are Howard Gleicher, Richard S. Hollander via RCB Acquisition Company, LLC, Steve Borowski, Gary Lisenbee, and Richard Schweitzer.

Aristotle Credit Partners, LLC (the “Advisor” or “Aristotle Credit”), located at 840 Newport Center Drive, Suite 600, Newport Beach, California 92660, acts as investment advisor to the Strategic Credit Fund pursuant to an Investment Advisory Agreement (the “Credit Advisory Agreement”). Aristotle Capital Management, LLC and senior members of Aristotle Credit hold controlling interests in the Advisor.

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Aristotle Capital Boston, LLC (the “Advisor” or “Aristotle Boston”), located at One Federal Street, 36th Floor, Boston, Massachusetts 02110, acts as investment advisor to the Small Cap Equity Fund pursuant to an Investment Advisory Agreement (the “Boston Advisory Agreement” and together with the Aristotle Capital Advisory Agreement, the “Advisory Agreements”). Aristotle Capital Management, LLC and senior members of Aristotle Boston hold controlling interests in the Advisor.

Aristotle Atlantic Partners, LLC (the “Advisor” or “Aristotle Atlantic”), located at 489 5th Avenue, 10th Floor, New York, New York 10017, acts as investment advisor to the Fund. Senior members of Aristotle Atlantic and Aristotle Capital Management, LLC (affiliate) hold controlling interests in the Advisor.

Subject to such policies as the Board of Trustees may determine, each Advisor is ultimately responsible for investment decisions for its Fund. Pursuant to the terms of its Advisory Agreement, each Advisor provides its Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

Each Advisory Agreement will remain in effect with respect to the relevant Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year with respect to such Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement with respect to a Fund is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by each Advisor pursuant to its Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Funds paid the following advisory fees to their respective Advisor for the periods indicated:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the Fiscal Year Ended December 31, 2021
Global Equity Fund	$586,291	$125,157	$461,134
International Equity Fund	$2,270,195	$413,988	$1,856,207
Strategic Credit Fund	$37,911	$37,911	$0
Value Equity Fund	$4,309,058	$145,899	$4,163,159
Small Cap Equity Fund	$1,500,930	$200,374	$1,300,556
Core Equity Fund	$697,524	$200,627	$496,897

For the Fiscal Year Ended December 31, 2020
Global Equity Fund	$435,418	$166,116	$269,302
International Equity Fund	$887,863	$310,272	$577,591
Strategic Credit Fund	$34,459	$34,459	$0
Value Equity Fund	$1,184,050	$185,067	$998,983
Small Cap Equity Fund	$952,869	$291,617	$661,252
Core Equity Fund	$254,501	$159,869	$94,632

For the Fiscal Year Ended December 31, 2019
Global Equity Fund	$476,021	$151,272	$324,749
International Equity Fund	$477,329	$251,277	$226,052
Strategic Credit Fund	$25,001	$25,001	$0
Value Equity Fund	$489,940	$123,495	$366,445
Small Cap Equity Fund	$555,761	$189,206	$366,555
Core Equity Fund	$97,462	$97,462	$0

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Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The respective Advisor of each Fund has contractually agreed to waive its fees and/or pay for operating expenses of its Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.80%, 0.80%, 0.62%, 0.69%, 0.90% and 0.65% of the average daily net assets of the Global Equity Fund, International Equity Fund, Strategic Credit Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund, respectively. Each agreement is effective until April 30, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to March 1, 2020, Aristotle Capital limited expenses to 0.78% of the average daily net assets of the Value Equity Fund.

Except as described above, any reduction in advisory fees or payment of a Fund’s expenses made by its Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expenses limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before its Advisor is entitled to recoupment of any waived fees and/or reimbursed Fund expenses.

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Portfolio Managers

The Global Equity Fund is managed by Howard Gleicher, and Gregory D. Padilla, CFA. The International Equity Fund is managed by Howard Gleicher, CFA, Geoffrey S. Stewart, CFA, and Sean M. Thorpe. The Strategic Credit Fund is managed by Douglas Lopez, CFA, and Terence Reidt, CFA. The Value Equity Fund is managed by Howard Gleicher, CFA, and Gregory D. Padilla, CFA. The Small Cap Equity Fund is managed by David M. Adams, CFA, and Jack McPherson, CFA. The Core Equity Fund is managed by Owen Fitzpatrick, CFA, Thomas M. Hynes, Jr., CFA and Brendan O’Neill, CFA.

Other Accounts Managed by the Portfolio Managers. As of December 31, 2021, information on other accounts managed by the Funds’ portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Howard Gleicher, CFA	13	$19,082.1	14	$10,320.4	5,235	$28,542.6
Gregory D. Padilla, CFA	11	$18,981.2	12	$9,737.8	4,570	$25,249.1
Geoffrey S. Stewart, CFA	2	$100.9	2	$582.6	665	$3,293.5
Sean M. Thorpe	2	$100.9	2	$582.6	665	$3,293.5
Douglas Lopez, CFA	0	$0	0	$0	111	$531.3
Terence Reidt, CFA	0	$0	0	$0	18	$82.8
David M. Adams, CFA	1	$92.7	7	$1,473.8	113	$2,632.4
Jack McPherson, CFA	1	$92.7	7	$1,473.8	113	$2,632.4
Owen Fitzpatrick, CFA	1	$75.9	0	0	223	$1,184.2
Thomas M. Hynes, Jr., CFA	1	$75.9	0	0	216	$1,181.3
Brendan O’Neill, CFA	1	$75.9	0	0	216	$1,181.3

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Howard Gleicher, CFA	0	$0	0	$0	4	$12,982.8
Gregory D. Padilla, CFA	0	$0	0	$0	4	$12,982.8
Geoffrey S. Stewart, CFA	0	$0	0	$0	0	$0
Sean M. Thorpe	0	$0	0	$0	0	$0
Douglas Lopez, CFA	0	$0	0	$0	0	$0
Terence Reidt, CFA	0	$0	0	$0	0	$0
David M. Adams, CFA	0	$0	0	$0	1	$267.4
Jack McPherson, CFA	0	$0	0	$0	1	$267.4
Owen Fitzpatrick, CFA	0	$0	0	$0	0	$0
Thomas Hynes, CFA	0	$0	0	$0	0	$0
Brendan O’Neill, CFA	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Fund’s Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

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Compensation. The Funds’ portfolio managers are paid a base salary and are eligible to participate in the relevant Advisor’s annual bonus pool. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed. Bonus amounts are determined by a number of factors including an individual’s team contribution to company objectives as well as the overall profitability of the company. Each portfolio manager is an equity partner of his Advisor and receives a portion of the overall profits of the Advisor as part of his ownership interest.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of each portfolio manager’s ownership of the outstanding shares of the Funds as of December 31, 2021.

Name of Portfolio Manager	Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
	Global Equity Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Howard Gleicher, CFA	G	G	F	G	E	A
Gregory D. Padilla, CFA	F	A	A	E	A	A
Geoffrey S. Stewart, CFA	A	C	A	A	A	B
Sean M. Thorpe	A	E	A	A	A	A
Douglas Lopez, CFA	A	A	E	A	A	A
Terence Reidt, CFA	A	A	E	E	A	A
David M. Adams, CFA	A	A	A	A	E	A
Jack McPherson, CFA	A	A	A	D	D	A
Owen Fitzpatrick, CFA	A	A	A	A	A	G
Thomas Hynes, CFA	A	A	A	A	C	G
Brendan O’Neill, CFA	B	A	A	A	A	E

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 East Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to each Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of any Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, the Funds pay the Co-Administrators a fee for administration services. The fee is payable monthly based on each Fund’s average daily net assets.

The Funds paid the following co-administration fees for the periods indicated:

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	December 31, 2021	December 31, 2020	December 31, 2019
Global Equity Fund	$89,155	$90,169*	$102,257*
International Equity Fund	$218,869	$152,543*	$109,085*
Strategic Credit Fund	$75,214	$96,701*	$93,676*
Value Equity Fund	$479,084	$202,523*	$125,911*
Small Cap Equity Fund	$161,540	$155,341*	$101,895*
Core Equity Fund	$112,353	$73,810*	$70,521*

*	Includes fund administration and accounting fees.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Paul Hastings LLP (“Paul Hastings”), 101 California Street, 48th Floor, San Francisco, California 94111, serves as legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of each Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisors or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013, as novated September 30, 2021 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of a Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, a Fund and/or its Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from a Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. Each Fund’s Advisor pays the Distributor a fee for certain distribution-related services.

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The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Distribution Agreement or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Shareholder Service Plan

The Board has adopted, on behalf of the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund, a Shareholder Service Plan (the “Service Plan”) under which each Fund’s Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay its Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly. The amount paid by the Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts.

The following shareholder servicing fees were paid for the fiscal year ended December 31, 2021 by the following Funds:

Funds
International Equity Fund	$279,319
Small Cap Equity Fund	$212,826
Core Equity Fund	$131,454

Marketing and Support Payments

Each Advisor, out of its own resources and without additional cost to its Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of a Fund.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to its Advisory Agreement, each Advisor determines which securities are to be purchased and sold by its Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. When possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, each Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to its Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by its Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of a Fund. However, broker-dealers who execute brokerage transactions for a Fund may effect purchases of shares of the Fund for their customers.

The Funds paid the following brokerage commissions for the periods indicated:

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Brokerage Commissions
For the Fiscal Year Ended December 31, 2021
Global Equity Fund	$23,894
International Equity Fund	$164,899
Strategic Credit Fund	$102
Value Equity Fund	$255,392
Small Cap Equity Fund	$55,639
Core Equity Fund	$21,868
For the Fiscal Year Ended December 31, 2020
Global Equity Fund	$19,046
International Equity Fund	$153,347*
Strategic Credit Fund	$19
Value Equity Fund	$185,279
Small Cap Equity Fund	$102,668
Core Equity Fund	$25,307*
For the Fiscal Year Ended December 31, 2019
Global Equity Fund	$37,055**
International Equity Fund	$48,490
Strategic Credit Fund	$94
Value Equity Fund	$125,546**
Small Cap Equity Fund	$129,845**
Core Equity Fund	$7,608

*	The Aristotle International Equity Fund and Aristotle Core Equity Fund each experienced an increase in assets under management throughout the fiscal year ended December 31, 2020, which caused an increase in trading activities and therefore generated increased brokerage commissions.

**	The decrease in brokerage commissions for the Global Equity Fund for the fiscal year ended December 31, 2019 is attributed to a decrease in cash flows and portfolio changes, which resulted in overall lower trading activity. The increase in brokerage commissions for the Value Equity Fund, and Small Cap Equity Fund for the fiscal year ended December 31, 2019 is attributed to fund flows, which resulted in increased trading activity.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, the Funds may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers and dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Strategic Credit Fund, Small Cap Equity Fund, Value Equity Fund, and International Equity Fund did not hold any securities of its “regular brokers or dealers” during the fiscal year ended December 31, 2021.

The following table indicates the value of the Global Equity Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2021.

Broker	Amount
Bank of America Corp.	$2,180,010

The following table indicates the value of the Core Equity Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2021.

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Broker	Amount
JP Morgan	$4,770,452
Bank of America	$4,279,226

PORTFOLIO TURNOVER

Although a Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Fund’s Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed as ordinary income tax rates for federal income tax purposes.

Each Fund’s portfolio turnover rate was as follows for the periods indicated:

	Fiscal Year Ended
	December 31, 2021	December 31, 2020
Global Equity Fund	13%	12%
International Equity Fund	10%	14%
Strategic Credit Fund*	104%	46%
Value Equity Fund	14%	14%
Small Cap Equity Fund	14%	24%
Core Equity Fund	8%	20%

*	The significant change in the portfolio turnover of the Strategic Credit Fund is attributed to fund outflows during September and October 2021, which resulted in higher trading activity and increased portfolio turnover.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting a Fund’s proxies to its Advisor, subject to the Board’s continuing oversight. The Trust Policies require that each Advisor vote proxies received in a manner consistent with the best interests of its Fund. The Trust Policies also require each Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of its Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by each Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between an Advisor’s interests and its Fund’s interests, the Advisor will resolve the conflict by following the Advisor Policies or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-661-6691 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Funds, the Advisors and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust, Morgan Lewis, counsel to the Independent Trustees, Paul Hastings, and the Funds’ independent registered public accounting firm, Tait Weller (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and its Advisor to the Fund’s shareholders. A Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by its Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. Each Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to a Fund’s public website (www.aristotlefunds.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of a Fund may make publicly available its portfolio holdings as of the most recent calendar quarter on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, a Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Fund’s Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if a Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between a Fund or its authorized Service Providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

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Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund or its Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisors and their affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisors or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Funds have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisors, MFAC and UMBFS (the Co-Administrators) and UMB Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the relevant Fund’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) ISS ProxyExchange pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis. Additionally, FactSet and Bloomberg L.P. are used to assist the Funds regarding performance attribution analysis and reporting and the Fund’s portfolio holdings information is provided daily; (iii) FactSet, which assists the Funds with classifying its holdings pursuant to its liquidity risk management program and the Fund’s portfolio holdings information is provided daily on a real-time basis; (iv) Tait Weller (independent registered public accounting firm), Morgan Lewis and Paul Hastings (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, (v) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (vi) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with filings of Form N-PORT; (vii) ICE Data Services, which assists the Strategic Credit Fund with classifying its holdings pursuant to its liquidity risk management program, and to which the Trust provides portfolio holdings information on a monthly basis with a one- to ten-day time lag; and (viii) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which each Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 10-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable; and (ix) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides the Fund’s portfolio tax lot holdings and transaction level data information on a daily basis.

DETERMINATION OF NET ASSET VALUE

The NAV of each Fund’s shares will fluctuate and is determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day of NYSE is open for trading. The NAV may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

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The NAV of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of Fund shares outstanding (assets – liabilities / # of shares = NAV). Each Fund’s NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities); and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities that are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the relevant Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of each Fund’s fair value methodology. A Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of each Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

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PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus. Shares of each Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment for the relevant class of shares. However, a Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with a Fund.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, each Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

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As a regulated investment company, neither Fund will be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

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In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Funds from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

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A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

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A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to a Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

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In addition, if a Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, a Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares, even though all or some of a Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of the Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, absent any additional guidance, the law does not allow noncorporate and shareholders to be able to claim a deduction in respect of Fund dividends attributable to any such income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United Stated real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distribution of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and may require non-U.S. shareholders to file nonresident U.S. income tax returns.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

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Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of a Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will generally be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

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GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to each Fund, the Trust currently offers one class of shares: Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.

Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise immaterial in nature. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

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The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and each Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the relevant Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is each Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2021, which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” A copy of the Funds’ Annual Report can be obtained at no charge by calling 1-888-661-6691 or writing the Funds.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
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BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D	An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa	An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa	An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A	An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
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Baa	An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba	An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B	An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BBB, CCC	Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.
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D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note	Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.
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S&P

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B – PROXY POLICIES AND GUIDELINES

ARISTOTLE CAPITAL MANAGEMENT, LLC

Proxy Voting PolicIES AND PROCEDURES

Introduction

Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Capital has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle Capital will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
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b.	Audit Committee Approvals

Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions
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3.	Capital Structure Proposals

Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

a.	General

Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. Aristotle Capital that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. Aristotle Capital that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, Aristotle Capital generally will vote against stock option plans. However, Aristotle Capital will review these proposals on a case-by- case basis to determine that shareholders interests are being represented. Aristotle Capital certainly is in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Capital expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

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7.	Conflicts

In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:

(a)	vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Capital’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)	Records of client requests for proxy voting information.

Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

10.	Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.1

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.2

[1]	Interpretive Bulletin 94-2, July 28, 1994.

[2]	Department of Labor ERISA Rule 404a-1(e)(2)(ii).
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DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.

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ARISTOTLE CREDIT PARTNERS, LLC

Proxy Voting Policies and Procedures

Proxy Voting

Aristotle Credit Partners, LLC (“Aristotle Credit”) has adopted written Proxy Voting Policies and Procedures (“Proxy Procedures”), as required by Rule 206(4)-6, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.

General Guidelines

Aristotle Credit has adopted Proxy Voting Policies and Procedures that provide that Aristotle Credit has proxy voting authority for securities of its advisory clients. Aristotle Credit will vote such proxies for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Aristotle Credit in good faith, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with Aristotle Credit fiduciary duties under federal and state law to act in the best interests of its clients.

Operational Guidelines

Aristotle Credit has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Credit directs each custodian to forward proxy ballots to ISS for processing.

Aristotle Credit has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Credit may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Portfolio Manager or his designee. All voting records are maintained by ISS, except that Aristotle Credit will maintain copies of any document created by Aristotle Credit that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

On occasion, Aristotle Credit may determine not to vote a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent Aristotle Credit from voting with respect to a loaned security; (4) despite reasonable efforts, Aristotle Credit receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Aristotle Credit from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.

Identifying and Addressing Conflicts of Interest

Aristotle Credit acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Credit is aware of the facts necessary to identify conflicts, management of Aristotle Credit must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Credit or any affiliate of Aristotle Credit will be considered only to the extent that Aristotle Credit has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Portfolio Manager or his designee, Aristotle Credit may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Credit clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

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Client Requests for Information

Investment advisory clients may request a copy of Aristotle Credit’s Proxy Procedures and/or information about how Aristotle Credit has voted securities in their account by contacting Aristotle Credit. Aristotle Credit will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client. However, to the extent that Aristotle Credit may serve as sub-adviser to another adviser to a client, Aristotle Credit will be deemed to be authorized to provide proxy voting records on such account to such other adviser. Aristotle Credit is responsible for voting proxies for all portfolio securities of the mutual clients and keeping certain records relating to how the proxies were voted as required by the Investment Advisers Act of 1940. Aristotle Credit will provide these records to the mutual fund’s Trust Board in order for the required N-PX filings on behalf of the mutual fund to be made each year in August. Aristotle Credit shall provide a complete voting record for the Fund, as required by the Proxy Rule. Special rules apply when Aristotle Credit is asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of Aristotle Credit or an affiliated person of Aristotle Credit.

Disclosure Policy

A description of the Proxy Procedures appears in Aristotle Credit’s Brochure.

Proxy Voting for Accounts Subject to ERISA

DOL provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.3

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.4

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Credit may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Credit has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Aristotle Credit should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Credit maintains a log of solicitations it receives from issuers or others.

[3]	Interpretive Bulletin 94-2, July 28, 1994.
[4]	Department of Labor ERISA Rule 404a-1(e)(2)(ii).
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ARISTOTLE CAPITAL BOSTON, LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Aristotle Capital Boston, LLC (“Aristotle Boston”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Boston has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Boston’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Boston believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Boston will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Boston has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Boston directs each custodian to forward proxy ballots to ISS for processing. Aristotle Boston has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Boston may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Portfolio Manager or his designee. All voting records are maintained by ISS, except that Aristotle Boston will maintain copies of any document created by Aristotle Boston that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Boston’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Boston has adopted guidelines for certain types of matters to assist the Portfolio Manager or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Boston will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Boston will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle Boston will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Boston expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
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b.	Audit Committee Approvals

Aristotle Boston generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Boston will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Boston may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Boston may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Portfolio Manager deems them sufficiently limited in scope; and
•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Portfolio Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

Aristotle Boston will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Eliminate preemptive rights.
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4.	Compensation

a.	General

Aristotle Boston generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Boston generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Boston may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Portfolio Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Boston evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Boston may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Boston expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

Aristotle Boston generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Boston will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Boston is aware of a conflict between the interests of a client(s) and the interests of Aristotle Boston or an affiliated person of Aristotle Boston (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Boston), the Aristotle Boston will take the following steps:

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(a)	vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Boston’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Boston will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Boston shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Aristotle Boston that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)	Records of client requests for proxy voting information.

Aristotle Boston may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Boston that are maintained with a third party such as a proxy voting service, provided that Aristotle Boston has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

10.	Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.5

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.6

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Boston may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Boston has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

[5]	Interpretive Bulletin 94-2, July 28, 1994.
[6]	Department of Labor ERISA Rule 404a-1(e)(2)(ii).

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DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Boston has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Boston maintains a log of solicitations it receives from issuers or others.

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ARISTOTLE ATLANTIC PARTNERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Atlantic has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Atlantic’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Atlantic believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Atlantic will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Atlantic has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Atlantic directs each custodian to forward proxy ballots to ISS for processing. Aristotle Atlantic has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Atlantic may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Portfolio Manager or his designee. All voting records are maintained by ISS, except that Aristotle Atlantic will maintain copies of any document created by Aristotle Atlantic that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Atlantic’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Atlantic has adopted guidelines for certain types of matters to assist the Portfolio Manager or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Atlantic will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Atlantic will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle Atlantic will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Atlantic expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights; And expects to generally vote against proposals to:
•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
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b.	Audit Committee Approvals

Aristotle Atlantic generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Atlantic will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Atlantic may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills; And expects to generally vote against proposals to:
•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Atlantic may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Portfolio Manager deems them sufficiently limited in scope; and
•	Require shareholder approval of “poison pills.” And expects to generally vote against proposals to:
•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Portfolio Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

Aristotle Atlantic will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

a.	General

Aristotle Atlantic generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Atlantic generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Atlantic may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

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Notwithstanding the foregoing, Aristotle Atlantic expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Portfolio Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Atlantic evaluates proposed stock option plans and share issuances on a case-by- case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Atlantic may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case- by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Atlantic expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

Aristotle Atlantic generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Atlantic will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Atlantic is aware of a conflict between the interests of a client(s) and the interests of Aristotle Atlantic or an affiliated person of Aristotle Atlantic (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Atlantic), the Aristotle Atlantic will take the following steps:

(a)	vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Atlantic’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.
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8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Atlantic will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Atlantic shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Aristotle Atlantic that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)	Records of client requests for proxy voting information.

Aristotle Atlantic may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Atlantic that are maintained with a third party such as a proxy voting service, provided that Aristotle Atlantic has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

10.	Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Atlantic may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Atlantic has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

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DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Atlantic has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Atlantic maintains a log of solicitations it receives from issuers or others.

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INVESTMENT MANAGERS SERIES TRUST
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a completed annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

B-82

PART C: OTHER INFORMATION

Aristotle Funds

ITEM 28. EXHIBITS

(a)	(1)		Amended and Restated Agreement and Declaration of Trust of Registrant dated March 5, 2014 is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 494 to Registrant’s Registration Statement on Form N-1A filed with the Commission on March 28, 2014.
		(i)	Amendment to the Amended and Restated Agreement and Declaration of Trust of Registrant dated September 17, 2020 is incorporated herein by reference to Exhibit (a)(1)(i) of Post-Effective Amendment No. 1128 to Registrant’s Registration Statement on Form N-1A filed with the Commission on November 12, 2020.
	(2)		Certificate of Trust of the Registrant dated February 15, 2005 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
	(3)		Certificate of Amendment to Certificate of Trust of the Registrant dated May 31, 2005 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
	(4)		Certificate of Amendment to Certificate of Trust of the Registrant dated December 3, 2007 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
	(5)		Certificate of Correction to Certificate of Trust dated November 23, 2009 is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
	(6)		Amended Certificate of Designation of the Aristotle/Saul Global Equity Fund (formerly, the Aristotle/Saul Global Opportunities Fund) dated March 16, 2012 is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 238 filed with the Commission on March 30, 2012.
	(7)		Certificate of Designation of the Aristotle International Equity Fund dated December 5, 2013 is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 453 filed with the Commission on January 15, 2014.
	(8)		Certificate of Designation of the Aristotle Strategic Credit Fund dated October 17, 2014 is incorporated herein by reference to Exhibit (a)(8) of Post-Effective Amendment No. 568 filed with the Commission on October 17, 2014.
	(9)		Certificate of Designation of the Aristotle Value Equity Fund and the Aristotle Small Cap Equity Fund dated August 14, 2015 is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 659 filed with the Commission on August 14, 2015.
	(10)		Certificate of Designation of the Aristotle Core Equity Fund dated December 9, 2016 is incorporated herein by reference to Exhibit (a)(10) of Post-Effective Amendment No. 822 filed with the Commission on January 13, 2017.
(b)			By-Laws of Registrant as amended on January 9, 2008, March 25, 2009, December 5, 2013 and March 10, 2016 is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 784 filed with the Commission on August 23, 2016.
(c)			Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(d)	(1)		Amended and Restated Investment Advisory Agreement dated September 1, 2018 with Aristotle Capital Management, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 1015 filed with the Commission on April 30, 2019.
	(2)		Amended and Restated Investment Advisory Agreement dated September 1, 2017 with Aristotle Capital Boston, LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 1015 filed with the Commission on April 30, 2019.
	(3)		Investment Advisory Agreement dated December 31, 2014 with Aristotle Credit Partners, LLC is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 1015 filed with the Commission on April 30, 2019.
		(i)	Amended and Restated Appendix A to Investment Advisory Agreement dated February 13, 2015 with Aristotle Credit Partners, LLC is incorporated herein by reference to Exhibit (d)(3)(i) of Post-Effective Amendment No. 1015 filed with the Commission on April 30, 2019.
	(4)		Investment Advisory Agreement dated March 31, 2017 with Aristotle Atlantic Partners, LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 1015 filed with the Commission on April 30, 2019.
(e)			Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.
	(1)		Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 1162 filed with the Commission on October 26, 2021.
(f)			Bonus or Profit Sharing Contracts is not applicable.
(g)			Custody Agreement dated January 14, 2008 is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
	(1)		Amended and Restated Appendix B to Custody Agreement is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 1032 filed with the Commission on August 28, 2019.
	(2)		Amendment to Custody Agreement dated March 31, 2021 is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 1145 filed with the Commission on March 29, 2021.
(h)	(1)		Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
	(2)		Amended and Restated Fund Accounting Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.
	(3)		Amended and Restated Co-Administration Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(3)(i) of Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.
		(i)	Amendment to Co-Administration Agreement dated August 4, 2014 is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 571 filed with the Commission on October 24, 2014.
	(4)	(i)	Amended and Restated Operating Expense Agreement with Aristotle Capital Management, LLC dated March 1, 2020 – filed herewith.
		(ii)	Amended and Restated Operating Expense Agreement with Aristotle Capital Boston, LLC dated May 1, 2019 – filed herewith.

		(iii)	Amended and Restated Operating Expense Agreement with Aristotle Credit Partners, LLC dated September 18, 2015 is incorporated herein by reference to Exhibit (h)(4)(iv) of Post-Effective Amendment No. 862 filed with the Commission on April 28, 2017.
		(iv)	Operating Expense Agreement with Aristotle Atlantic Partners, LLC dated March 31, 2017 is incorporated herein by reference to Exhibit(h)(4)(iv) of Post-Effective Amendment No. 1015 filed with the Commission on April 30, 2019.
	(5)		Amended and Restated Shareholder Service Plan is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 1172 filed with the Commission on February 24, 2022.
(i)	(1)		Opinion and Consent of Legal Counsel for Aristotle/Saul Opportunities Fund dated March 30, 2012 is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 238 filed with the Commission on March 30, 2012.
	(2)		Opinion and Consent of Legal Counsel for Aristotle International Equity Fund dated March 31, 2014 is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 497 filed with the Commission on March 31, 2014.
	(3)		Opinion and Consent of Legal Counsel for Aristotle Strategic Credit Fund dated December 22, 2014 is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 586 filed with the Commission on December 22, 2014.
	(4)		Opinion and Consent of Legal Counsel for Aristotle Value Equity and Small Cap Equity Fund dated October 30, 2015 is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 704 filed with the Commission on October 30, 2015.
	(5)		Opinion and Consent of Legal Counsel for Aristotle Core Equity Fund dated March 27, 2017 is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 843 filed with the Commission on March 27, 2017.
(j)			Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)			Not applicable
(l)	(1)		Initial Subscription Agreement with Aristotle/Saul Opportunities Fund dated March 30, 2012 is incorporated herein by reference to Exhibit (l)(1) of Post-Effective Amendment No. 238 filed with the Commission on March 30, 2012.
	(2)		Initial Subscription Agreement with Aristotle International Equity Fund dated March 31, 2014 is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 497 filed with the Commission on March 31, 2014.
	(3)		Initial Subscription Agreement with Aristotle Strategic Credit Fund is incorporated herein by reference to Exhibit (l)(1) of Post-Effective Amendment No. 586 filed with the Commission on December 22, 2014.
	(4)		Initial Subscription Agreement with Aristotle Small Cap Equity Fund dated October 22, 2015 is incorporated herein by reference to Exhibit (l)(3) of Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
	(5)		Initial Subscription Agreement with Aristotle Value Equity Fund dated August 31, 2016 is incorporated herein by reference to Exhibit (l)(6) of Post-Effective Amendment No. 946 filed with the Commission on April 30, 2018.
	(6)		Initial Subscription Agreement with Aristotle Core Equity Fund is incorporated herein by reference to Exhibit (l)(5) of Post-Effective Amendment No. 843 filed with the Commission on March 27, 2017.
(m)			Rule 12b-1 Plan – Not Applicable

(n)			Rule 18f-3 Plan – Not Applicable
(o)			Power of Attorney dated December 9, 2021 for Ashley T. Rabun, Charles H. Miller, William H. Young, John P. Zader, Eric M. Banhazl and Maureen Quill is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 1165 filed with the Commission on December 22, 2021.
(p)	(1)		Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 998 filed with the Commission on February 26, 2019.
	(2)	(i)	Code of Ethics of Aristotle Capital Management, LLC dated March 1, 2012 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 238 filed with the Commission on March 30, 2012.
		(ii)	Code of Ethics of Aristotle Credit Partners, LLC dated January 2, 2014 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 586 filed with the Commission on December 22, 2014.
		(iii)	Code of Ethics of Aristotle Atlantic Partners, LLC dated December 5, 2016 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 946 filed with the Commission on April 30, 2018.
	(3)		Code of Ethics of Distributor – Not Applicable

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

See the Statement of Additional Information.

ITEM 30. INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32. IMST DISTRIBUTORS, LLC

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust
2.	Investment Managers Series Trust II

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106
Registrant’s Investment Advisors	Aristotle Capital Management, LLC 11100 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025
Aristotle Credit Partners, LLC 840 Newport Center Drive, Suite 600 Newport Beach, California 92660
Aristotle Capital Boston, LLC One Federal Street, 36th Floor Boston, Massachusetts 02110
Aristotle Atlantic Partners, LLC 489 5th Avenue, 10th Floor New York, New York 10017
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34. MANAGEMENT SERVICES

Not applicable

ITEM 35. UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 25th day of April, 2022.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 25th of April, 2022, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
†
John P. Zader	Trustee
†
Eric M. Banhazl /s/ Maureen Quill	Trustee
Maureen Quill /s/ Rita Dam	Trustee, President and Principal Executive Officer
Rita Dam	Treasurer and Principal Financial Officer

† By	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 1165 on December 9, 2021.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX99.28(j)
A&R Operating Expense Agreement with Aristotle Capital Management, LLC	EX99.28(h)(4)(i)
A&R Operating Expense Agreement with Aristotle Capital Boston, LLC	EX99.28(h)(4)(ii)